UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-06367

Gabelli Equity Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Equity Income Fund

Annual Report — September 30, 2022

To Our Shareholders,

For the fiscal year ended September 30, 2022, the net asset value (NAV) total return per Class AAA Share of The Gabelli Equity Income Fund was (10.1)% compared with a total return of (15.5)% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 4 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2022.

Investment Objective and Strategy (Unaudited)

Our stock selection process is based on the investment principles of Graham and Dodd, the first investors to articulate the fundamentals of value investing. Their work provided the framework for value investing, and we contributed to this framework with the discipline of Private Market Value with a Catalyst™. This proprietary research and valuation method identifies companies whose shares are selling at a discount to intrinsic value, with an identifiable path to realizing, or surfacing, that private market value. We define private market value as the price an informed acquirer would pay for an entire enterprise. The catalyst comprises identifiable events or circumstances that might reasonably result in the narrowing of the difference between the public market price of the stock and our estimate of the private market value. This realization of value can take place gradually or suddenly, with company specific changes such as management changes or restructurings, sale of assets or of the business as a whole, or industry changes such as changes in regulation or changes in competition.

The Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income producing equity securities. Income producing equity securities include, for example, common stock, preferred stock, and convertible securities.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

During the fourth quarter of 2021, stock market volatility intensified and supply chain, labor, and raw material headwinds challenged operations for many companies, increasing inflation and the fear of higher interest rates. Despite this, consumer demand remained strong and in December the national unemployment level approached pre-pandemic levels when it declined to 3.9%. While the Omicron variant presented challenges, households and corporations were able to continue to operate with little restriction.

Markets declined in the first quarter of 2022 with the S&P 500 Index falling 4.6%. Two years of a macro environment underpinned by economic reopening and expansion was finally replaced by one with significantly elevated inflation, rising interest rates, and the first major war in Europe in over 70 years. At its March meeting, the Fed raised interest rates by a quarter percentage point and signaled hikes at all six remaining meetings of the year, launching a campaign to tackle rampant inflation as risks to economic growth continued to mount.

In the second quarter of 2022, large and small capitalization stocks both declined, high grade bonds were down 7%, and gold retraced 3%. April and June brought some of biggest market declines in years as the reality of higher interest rates and the increasing prospect of a global slowdown took hold. While the rotation to Value that began in late 2021 continued into this year, by the end of Q2 there was no place to hide as energy stocks and other statistically cheap securities succumbed to the selling.

The third quarter of 2022 was the third straight quarter of the S&P 500 being down. Although the U.S. economy drew closer to normal after over two years of global pandemic shutdowns, and supply chain disruptions, the main concern investors faced was inflation. After keeping the Federal Funds rate near zero since just after the start of the COVID-19 pandemic, the Fed has been in catch-up mode and raising rates aggressively this year, including two 75 bp increases in the third quarter. Amid this tightening, signs of economic weakness are emerging, most notably in the housing market. Soaring mortgage rates sent home prices down 6% in August from their June peak, the biggest two month drop in nearly a decade. This weakness threatens to spill over to other areas of the economy imminently.

Among our better performing stocks for the fiscal year were Genuine Parts Co. (5.5% of net assets as of September 30, 2022), the auto parts supply company that owns the NAPA brand. The company beat sales and earnings expectations in the second quarter, as consumers hold on to their cars and trucks for longer, and spend more to maintain them. Sales for the full year should be up double digits for Genuine Parts as they are able to pass along price increases to their customers; another top contributor is tobacco product producer Swedish Match AB (6.2%). The company has been benefiting from the growth of the smokeless tobacco market in both Scandinavia and the U.S., as public smoking bans and health concerns are driving consumers to seek alternative tobacco products to cigarettes. The company has a tobacco free nicotine pouch product called ZYN that is growing rapidly in the U.S. as well as around the world. In May, the company announced that its board recommended an all cash offer from Philip Morris International (PM) for SEK 106 per share, creating a global smoke free champion and accelerating PM’s goal of having over 50% of revenues come from smoke free products.

2

A few of our weaker performers were Paramount Global, (1.3%), a globally scaled content company with networks including CBS, Showtime, Nickelodeon, MTV, Comedy Central, VH1, BET, thirty television stations and the Paramount movie studio. Share prices have declined as headwinds from cord cutting consumers and a decrease in TV media segment’s profitability affect the company’s cash flow and debt burden. The company has better used its increased scale to navigate the shifts in consumer behavior and monetization primarily through the successful launch of its Paramount+ direct-to-consumer platform; another top detractor was DISH Network Corp., (0.4%), which is a direct broadcast satellite provider with other telecommunications services. DISH has seen a continued decrease in net pay-TV subscribers and retail wireless net subscribers. Revenues and net incomes have so far been weaker in 2022 when compared with the previous year.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund's portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

3

Comparative Results

Average Annual Returns through September 30, 2022 (a)(b) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(1/2/92)
ClassAAA(GABEX)	(10.08)%	4.71%	7.52%	5.61%	9.12%
S&P 500 Index (c)	(15.47)	9.24	11.70	8.03	9.40
Lipper Equity Income Fund Average (c)	(8.18)	6.42	9.13	6.09	8.18
Class A (GCAEX) (d)	(10.05)	4.71	7.52	5.62	9.11
With sales charge (e)	(15.22)	3.48	6.89	5.20	8.90
Class C (GCCEX) (d)(f)	(10.84)	3.92	6.71	4.82	8.62
With contingent deferred sales charge (g)	(11.73)	3.92	6.71	4.82	8.62
Class I (GCIEX) (d)	(9.81)	4.98	7.79	5.88	9.25

(a)	The Fund’s fiscal year ends September 30.
(b)	The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(c)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Inception performance is as of December 31, 1991. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested. You cannot invest directly in an index.
(d)	The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.
(e)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(f)	Effective January 3, 2022, the Equity Income Fund's Class C Shares have been "closed to all purchases." "Closed to all purchases" means neither new investors nor existing shareholders may purchase any additional Class C Shares after the Effective Date. These changes have no effect on existing shareholders' ability to redeem shares of the Equity Income Fund as described herein.
(g)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated January 28, 2022, the expense ratios for Class AAA, A, and I Shares are 1.42%, 1.42%, and 1.17%, respectively. See page 14 for the expense ratios for the year ended September 30, 2022. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares is 5.75%.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

4

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI EQUITY INCOME FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	(10.08)%	4.71%	7.52%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

The Gabelli Equity Income Fund
Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2022 through September 30, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2022.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	04/01/22	09/30/22	Ratio	Period *
The Gabelli Equity Income Fund
Actual Fund Return
Class AAA	$1,000.00	$857.70	1.41%	$6.57
Class A	$1,000.00	$858.20	1.41%	$6.57
Class C	$1,000.00	$853.50	2.16%	$10.04
Class I	$1,000.00	$859.10	1.16%	$5.41
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.00	1.41%	$7.13
Class A	$1,000.00	$1,018.00	1.41%	$7.13
Class C	$1,000.00	$1,014.24	2.16%	$10.91
Class I	$1,000.00	$1,019.25	1.16%	$5.87

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

6

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2022:

The Gabelli Equity Income Fund

Food and Beverage	17.6%
Financial Services	13.2%
Consumer Products	7.5%
Automotive: Parts and Accessories	5.7%
Diversified Industrial	5.4%
Retail	5.1%
Equipment and Supplies	4.7%
Health Care	4.6%
Machinery	3.8%
Telecommunications	3.6%
Energy and Utilities: Oil	3.5%
Business Services	3.5%
Energy and Utilities: Natural Gas	2.2%
Computer Software and Services	2.0%
Electronics	1.9%
Transportation	1.7%
Computer Hardware	1.7%
Metals and Mining	1.6%
Building and Construction	1.6%
Entertainment	1.4%
Specialty Chemicals	1.0%
Agriculture	0.9%
Energy and Utilities: Integrated	0.6%
Aerospace	0.5%
Energy and Utilities: Services	0.5%
Cable and Satellite	0.5%
Energy and Utilities: Electric	0.5%
Real Estate Investment Trusts	0.5%
Communications Equipment	0.3%
Environmental Services	0.2%
Broadcasting	0.2%
Automotive	0.2%
Consumer Services	0.1%
Energy and Utilities: Water	0.1%
Hotels and Gaming	0.1%
Paper and Forest Products	0.1%
Wireless Communications	0.0%*
Publishing	0.0%*
Other Assets and Liabilities (Net)	1.4%
100.0%

* Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

7

The Gabelli Equity Income Fund

Schedule of Investments — September 30, 2022

			Market
Shares		Cost	Value
	COMMON STOCKS — 98.6%
	Aerospace — 0.5%
2,000	Lockheed Martin Corp.	$47,350	$772,580
8,200	Rockwell Automation Inc.	246,347	1,763,902
		293,697	2,536,482
	Agriculture — 0.9%
50,000	Archer-Daniels-Midland Co.	1,281,567	4,022,500
11,000	The Mosaic Co.	170,792	531,630
		1,452,359	4,554,130
	Automotive — 0.2%
10,000	PACCAR Inc.	386,268	836,900

	Automotive: Parts and Accessories — 5.7%
75,000	Dana Inc.	1,181,712	857,250
180,500	Genuine Parts Co.	8,115,799	26,952,260
		9,297,511	27,809,510
	Broadcasting — 0.2%
45,000	Liberty Global plc, Cl. A†	1,033,770	701,550
9,000	Liberty Global plc, Cl. C†	195,254	148,500
		1,229,024	850,050

	Building and Construction — 1.6%
30,000	Carrier Global Corp.	254,818	1,066,800
39,500	Fortune Brands Home & Security Inc.	390,211	2,120,755
22,500	Herc Holdings Inc.	684,644	2,337,300
47,500	Johnson Controls International plc	871,643	2,337,950
		2,201,316	7,862,805
	Business Services — 3.5%
10,800	Automatic Data Processing Inc.	518,883	2,442,852
26,300	Mastercard Inc., Cl. A	529,331	7,478,142
2,400	MSC Industrial Direct Co. Inc., Cl. A	165,490	174,744
32,000	Pentair plc	622,795	1,300,160
17,800	S&P Global Inc.	788,492	5,435,230
		2,624,991	16,831,128
	Cable and Satellite — 0.5%
129,000	DISH Network Corp., Cl. A†	2,343,606	1,784,070
15,000	EchoStar Corp., Cl. A†	344,371	247,050
15,000	Liberty Media Corp. - Liberty Braves, Cl. A†	423,698	422,250
		3,111,675	2,453,370
	Communications Equipment — 0.3%
42,000	Corning Inc.	481,575	1,218,840

	Computer Hardware — 1.7%
37,200	Apple Inc.	681,135	5,141,040
			Market
Shares		Cost	Value
24,500	International Business Machines Corp.	$1,892,888	$2,910,845
		2,574,023	8,051,885
	Computer Software and Services — 2.0%
90,000	Hewlett Packard Enterprise Co.	509,279	1,078,200
37,000	Microsoft Corp.	1,033,780	8,617,300
		1,543,059	9,695,500
	Consumer Products — 7.5%
6,000	Edgewell Personal Care Co.	182,805	224,400
50,000	Energizer Holdings Inc.	1,257,737	1,257,000
30,000	Essity AB, Cl. A	529,907	594,720
1,000	National Presto Industries Inc.	30,628	65,050
34,000	Reckitt Benckiser Group plc	1,008,398	2,268,651
3,050,000	Swedish Match AB	3,576,325	30,231,626
41,000	Unilever plc, ADR	818,025	1,797,440
		7,403,825	36,438,887
	Consumer Services — 0.1%
1,600	Allegion plc	19,252	143,488
15,000	Rollins Inc.	14,913	520,200
		34,165	663,688
	Diversified Industrial — 5.4%
78,000	Crane Holdings Co.	2,384,873	6,828,120
34,000	Eaton Corp. plc	1,256,618	4,534,240
1,500	Honeywell International Inc.	32,160	250,455
8,600	Ingersoll Rand Inc.	45,820	372,036
48,000	ITT Inc.	961,318	3,136,320
36,500	Jardine Matheson Holdings Ltd.	1,849,122	1,848,360
22,000	nVent Electric plc	230,823	695,420
108,000	Textron Inc.	841,688	6,292,080
150,000	Toray Industries Inc.	1,002,210	737,718
8,000	Trane Technologies plc	137,872	1,158,480
22,000	Trinity Industries Inc.	290,669	469,700
		9,033,173	26,322,929
	Electronics — 1.9%
6,500	Sony Group Corp.	138,865	417,045
30,000	Sony Group Corp., ADR	682,008	1,921,500
48,500	TE Connectivity Ltd.	1,600,853	5,352,460
10,000	Texas Instruments Inc.	147,000	1,547,800
		2,568,726	9,238,805
	Energy and Utilities: Electric — 0.5%
7,500	Avangrid Inc.	210,171	312,750
19,000	Korea Electric Power Corp., ADR†	223,895	129,200
8,000	Portland General Electric Co.	334,816	347,680

See accompanying notes to financial statements.

8

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2022

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Electric (Continued)
63,000	The AES Corp.	$291,918	$1,423,800
		1,060,800	2,213,430
	Energy and Utilities: Integrated — 0.6%
50,000	Energy Transfer LP	13,799	551,500
21,000	Eni SpA	220,487	224,539
6,500	Iberdrola SA, ADR	98,020	241,865
57,000	OGE Energy Corp.	760,843	2,078,220
		1,093,149	3,096,124
	Energy and Utilities: Natural Gas — 2.2%
105,500	National Fuel Gas Co.	4,687,433	6,493,525
11,500	ONE Gas Inc.	48,202	809,485
59,000	ONEOK Inc.	5,368	3,023,160
7,500	Southwest Gas Holdings Inc.	153,948	523,125
		4,894,951	10,849,295
	Energy and Utilities: Oil — 3.5%
3,000	Callon Petroleum Co.†	117,351	105,030
43,000	Chevron Corp.	1,712,765	6,177,810
4,500	ConocoPhillips	82,502	460,530
7,200	Devon Energy Corp.	73,144	432,936
12,000	Exxon Mobil Corp.	312,521	1,047,720
57,400	Hess Corp.	2,744,140	6,256,026
18,000	Marathon Petroleum Corp.	234,717	1,787,940
13,500	TotalEnergies SE, ADR	230,259	628,020
		5,507,399	16,896,012
	Energy and Utilities: Services — 0.5%
4,000	Dril-Quip Inc.†	96,160	78,080
84,000	Halliburton Co.	1,527,900	2,068,080
10,000	Schlumberger NV	240,037	359,000
		1,864,097	2,505,160
	Energy and Utilities: Water — 0.1%
3,600	Essential Utilities Inc.	26,544	148,968
18,500	Severn Trent plc	464,897	486,453
		491,441	635,421
	Entertainment — 1.4%
37,800	Grupo Televisa SAB, ADR	350,008	203,364
6,000	Madison Square Garden Entertainment Corp.†	128,559	264,540
2,500	Madison Square Garden Sports Corp.†	301,305	341,650
285,000	Paramount Global, Cl. A	6,751,924	6,138,900
		7,531,796	6,948,454
	Environmental Services — 0.2%
7,500	Republic Services Inc.	284,610	1,020,300

	Equipment and Supplies — 4.7%
6,500	A.O. Smith Corp.	17,320	315,770
			Market
Shares		Cost	Value
14,000	Danaher Corp.	$406,841	$3,616,060
158,000	Flowserve Corp.	1,981,245	3,839,400
50,000	Graco Inc.	853,683	2,997,500
18,500	Minerals Technologies Inc.	703,572	914,085
130,000	Mueller Industries Inc.	2,364,448	7,727,200
15,000	Parker-Hannifin Corp.	809,385	3,634,650
		7,136,494	23,044,665
	Financial Services — 13.2%
2,000	Alleghany Corp.†	295,806	1,678,740
19,000	AllianceBernstein Holding LP	0	666,140
19,000	American Express Co.	459,057	2,563,290
19,000	Ameris BanCorp.	200,916	849,490
3,700	Argo Group International Holdings Ltd.	66,521	71,262
5,195	Banco Santander Chile, ADR	29,250	72,782
125,000	Bank of America Corp.	823,246	3,775,000
12,000	BNP Paribas SA	513,665	512,821
25,000	Credit Suisse Group AG	135,501	100,740
40,000	Interactive Brokers Group Inc., Cl. A	596,884	2,556,400
15,000	Jefferies Financial Group Inc.	263,160	442,500
8,500	JPMorgan Chase & Co.	164,948	888,250
51,000	Julius Baer Group Ltd.	1,644,750	2,248,404
21,000	Kinnevik AB, Cl. A†	509,320	280,816
63,500	Loews Corp.	2,344,007	3,164,840
11,200	M&T Bank Corp.	956,465	1,974,784
15,200	Marsh & McLennan Companies Inc.	415,551	2,269,208
10,000	Morgan Stanley	497,929	790,100
5,800	Popular Inc.	93,651	417,948
64,000	SLM Corp.	311,552	895,360
122,000	State Street Corp.	5,565,671	7,418,820
6,000	T. Rowe Price Group Inc.	122,374	630,060
297,000	The Bank of New York Mellon Corp.	7,458,271	11,440,440
15,000	The Goldman Sachs Group Inc.	1,887,537	4,395,750
24,300	The PNC Financial Services Group Inc.	1,914,956	3,630,906
53,000	Valley National BanCorp.	331,250	572,400
118,000	Webster Financial Corp.	2,730,948	5,333,600
113,000	Wells Fargo & Co.	3,182,298	4,544,860
		33,515,484	64,185,711
	Food and Beverage — 17.6%
1,000	Anheuser-Busch InBev SA/NV	15,876	45,812
200,000	Brown-Forman Corp., Cl. A	3,430,702	13,512,000
34,000	Campbell Soup Co.	1,061,533	1,602,080

See accompanying notes to financial statements.

9

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2022

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
19,000	Coca-Cola Europacific Partners plc	$427,500	$809,780
10,000	Coca-Cola Femsa SAB de CV, ADR	340,562	583,900
5,800	Constellation Brands Inc., Cl. A	71,940	1,332,144
35,000	Danone SA	1,347,433	1,666,036
35,000	Davide Campari-Milano NV	117,659	312,558
49,500	Diageo plc, ADR	3,063,927	8,405,595
81,500	Fomento Economico Mexicano SAB de CV, ADR	1,986,761	5,114,125
1,000	General Mills Inc.	26,640	76,610
1,700,000	Grupo Bimbo SAB de CV, Cl. A	1,363,229	5,973,783
93,000	Heineken NV	4,417,436	8,190,258
132,000	ITO EN Ltd.	2,344,495	5,344,573
17,500	Kellogg Co.	910,204	1,219,050
4,000	McCormick & Co. Inc.	137,120	292,720
31,200	McCormick & Co. Inc., Non-Voting	675,130	2,223,624
33,000	Mondelēz International Inc., Cl. A	594,465	1,809,390
31,800	Nestlé SA	653,040	3,451,043
54,000	Nissin Foods Holdings Co. Ltd.	1,657,298	3,757,203
31,300	PepsiCo Inc.	2,107,123	5,110,038
23,800	Pernod Ricard SA	2,337,623	4,404,962
31,200	Remy Cointreau SA	1,660,939	5,225,705
30,000	Sapporo Holdings Ltd.	664,276	659,158
10,000	The Coca-Cola Co.	208,400	560,200
1,000	The Hershey Co.	36,300	220,470
50,000	The Kraft Heinz Co.	1,403,471	1,667,500
32,000	Yakult Honsha Co. Ltd.	799,840	1,859,463
		33,860,922	85,429,780
	Health Care — 4.6%
4,000	Abbott Laboratories	91,738	387,040
3,000	AbbVie Inc.	74,560	402,630
3,200	Alcon Inc.	106,703	186,176
75,000	Baxter International Inc.	1,657,103	4,039,500
4,400	Bio-Rad Laboratories Inc., Cl. A†	432,651	1,835,416
87,500	Bristol-Myers Squibb Co.	2,105,675	6,220,375
69,500	Demant A/S†	672,691	1,730,973
6,400	GSK plc, ADR	270,041	188,352
8,000	Haleon plc, ADR†	57,324	48,720
29,700	Henry Schein Inc.†	306,559	1,953,369
16,000	Merck & Co. Inc.	283,402	1,377,920
12,000	Novartis AG, ADR	585,253	912,120
			Market
Shares		Cost	Value
1,600	Organon & Co.	$12,724	$37,440
20,000	Pfizer Inc.	320,152	875,200
42,500	Roche Holding AG, ADR	781,653	1,726,350
2,000	Zimmer Biomet Holdings Inc.	158,739	209,100
170	Zimvie Inc.†	3,097	1,678
		7,920,065	22,132,359
	Hotels and Gaming — 0.1%
12,000	MGM Resorts International	144,776	356,640
1,500	Wynn Resorts Ltd.†	71,983	94,545
		216,759	451,185
	Machinery — 3.8%
6,000	Caterpillar Inc.	35,181	984,480
47,800	Deere & Co.	1,549,705	15,959,942
9,500	Otis Worldwide Corp.	365,921	606,100
8,500	Xylem Inc.	274,006	742,560
		2,224,813	18,293,082
	Metals and Mining — 1.6%
80,000	Freeport-McMoRan Inc.	937,109	2,186,400
136,500	Newmont Corp.	3,244,212	5,737,095
		4,181,321	7,923,495
	Paper and Forest Products — 0.1%
21,500	Svenska Cellulosa AB SCA, Cl. A	89,315	276,266

	Publishing — 0.0%
3,000	Value Line Inc.	41,976	131,700

	Real Estate Investment Trusts — 0.5%
7,800	Indus Realty Trust Inc.	224,765	408,486
63,000	Weyerhaeuser Co.	991,974	1,799,280
		1,216,739	2,207,766
	Retail — 5.1%
14,000	Cie Financiere Richemont SA, Cl. A	470,500	1,337,712
22,700	Copart Inc.†	200,428	2,415,280
6,700	Costco Wholesale Corp.	307,049	3,164,209
89,000	CVS Health Corp.	2,975,872	8,487,930
46,500	Ingles Markets Inc., Cl. A	724,037	3,683,265
67,000	Seven & i Holdings Co. Ltd.	2,010,760	2,687,777
3,000	The Home Depot Inc.	83,470	827,820
59,000	Walgreens Boots Alliance Inc.	1,805,941	1,852,600
1,000	Walmart Inc.	43,340	129,700
		8,621,397	24,586,293
	Specialty Chemicals — 1.0%
2,700	Albemarle Corp.	27,305	713,988
2,500	Ashland Inc.	58,813	237,425
6,700	FMC Corp.	142,955	708,190
44,000	H.B. Fuller Co.	908,899	2,644,400

See accompanying notes to financial statements.

10

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2022

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
2,000	NewMarket Corp.	$7,719	$601,660
600	Quaker Chemical Corp.	6,478	86,628
		1,152,169	4,992,291
	Telecommunications — 3.6%
105,000	BCE Inc.	2,004,577	4,403,700
190,000	Deutsche Telekom AG, ADR	2,540,249	3,241,400
12,000	Orange SA, ADR	138,547	107,880
2,000	Proximus SA	36,706	20,767
65,000	Telefonica SA, ADR	274,093	210,600
121,500	Telephone and Data Systems Inc.	3,227,521	1,688,850
94,000	TELUS Corp.	713,431	1,866,840
160,000	Verizon Communications Inc.	5,448,818	6,075,200
		14,383,942	17,615,237
	Transportation — 1.7%
98,700	GATX Corp.	3,135,264	8,404,305
			Market
Shares		Cost	Value
	Wireless Communications — 0.0%
74,000	BT Group plc, Cl. A	$206,260	$100,265
10,000	Telesat Corp., New York†	111,800	78,100
20,000	Turkcell Iletisim Hizmetleri A/S, ADR	91,562	53,200
		409,622	231,565
	TOTAL COMMON STOCKS	185,069,912	479,434,805

	WARRANTS — 0.0%
	Retail — 0.0%
28,000	Cie Financiere Richemont SA, expire 11/22/23†	0	12,486

	TOTAL INVESTMENTS — 98.6%	$185,069,912	479,447,291

	Other Assets and Liabilities (Net) — 1.4%		6,599,210

	NET ASSETS — 100.0%		$486,046,501

†	Non-income producing security.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

11

The Gabelli Equity Income Fund

Statement of Assets and Liabilities

September 30, 2022

Assets:
Investments, at value (cost $185,069,912)	$479,447,291
Cash	5,561
Receivable for Fund shares sold	11,737,802
Dividends receivable	1,268,456
Prepaid expenses	28,430
Total Assets	492,487,540
Liabilities:
Line of credit payable	5,258,000
Payable for Fund shares redeemed	439,069
Payable for investment advisory fees	421,038
Payable for distribution fees	100,300
Payable for accounting fees	7,500
Other accrued expenses	215,132
Total Liabilities	6,441,039
Net Assets
(applicable to 63,473,682 shares outstanding)	$486,046,501
Net Assets Consist of:
Paid-in capital	$195,568,509
Total distributable earnings	290,477,992
Net Assets	$486,046,501

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($230,926,021 ÷ 28,535,920 shares outstanding; 150,000,000 shares authorized)	$8.09
Class A:
Net Asset Value and redemption price per share ($95,185,378 ÷ 11,959,639 shares outstanding; 50,000,000 shares authorized)	$7.96
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$8.45
Class C:
Net Asset Value and redemption price per share ($31,619,853 ÷ 9,264,294 shares outstanding; 50,000,000 shares authorized)	$3.41	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($128,315,249 ÷ 13,713,829 shares outstanding; 50,000,000 shares authorized)	$9.36

Statement of Operations

For the Year Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding taxes of $306,110)	$11,123,598
Interest	5,238
Total Investment Income	11,128,836
Expenses:
Investment advisory fees.	5,636,697
Distribution fees - Class AAA	702,567
Distribution fees - Class A	268,179
Distribution fees - Class C	437,816
Shareholder services fees	391,143
Shareholder communications expenses	156,837
Custodian fees	91,124
Legal and audit fees	68,745
Registration expenses	64,512
Directors’ fees	45,273
Accounting fees	45,000
Interest expense	18,316
Miscellaneous expenses	49,249
Total Expenses	7,975,458
Less:
Expenses paid indirectly by broker (See Note 6)	(4,725)
Net Expenses	7,970,733
Net Investment Income	3,158,103
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	44,895,112
Net realized loss on foreign currency transactions	(17,254)
Net realized gain on investments and foreign currency transactions	44,877,858
Net change in unrealized appreciation/depreciation:
on investments	(100,590,233)
on foreign currency translations	(18,793)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(100,609,026)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(55,731,168)
Net Decrease in Net Assets Resulting from Operations	$(52,573,065)

(a) Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

12

The Gabelli Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2022	Year Ended September 30, 2021

Operations:
Net investment income	$3,158,103	$3,696,072
Net realized gain on investments, securities sold short, and foreign currency transactions	44,877,858	68,927,126
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(100,609,026)	82,921,021
Net Increase/(Decrease) in Net Assets Resulting from Operations	(52,573,065)	155,544,219

Distributions to Shareholders:
Accumulated earnings
Class AAA	(22,272,154)	(33,908,511)
Class A	(8,652,015)	(10,265,934)
Class C	(7,436,270)	(11,014,210)
Class I	(9,375,536)	(14,518,170)
	(47,735,975)	(69,706,825)
Return of capital
Class AAA	(25,806,376)	(23,401,915)
Class A	(10,503,964)	(8,046,305)
Class C	(5,196,111)	(7,915,693)
Class I	(12,186,613)	(8,957,061)
	(53,693,064)	(48,320,974)
Total Distributions to Shareholders	(101,429,039)	(118,027,799)

Capital Share Transactions:
Class AAA	6,853,900	1,047,718
Class A	26,476,191	25,393,934
Class C	(3,093,552)	1,702,442
Class I	28,598,222	(11,136,577)

Net Increase in Net Assets from Capital Share Transactions	58,834,761	17,007,517

Redemption Fees	428	215

Net Increase/(Decrease) in Net Assets	(95,166,915)	54,524,152
Net Assets:
Beginning of year	581,213,416	526,689,264
End of year	$486,046,501	$581,213,416

See accompanying notes to financial statements.

13

The Gabelli Equity Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses(c)(d)	Portfolio Turnover Rate
Class AAA
2022	$10.85	$0.06		$(1.01)	$(0.95)	$(0.06)	$(0.78)	$(0.97)	$(1.81)	$0.00	$8.09	(10.08)%	$230,926	0.56%		1.42%	1%
2021	10.04	0.07		3.00	3.07	(0.08)	(1.24)	(0.94)	(2.26)	0.00	10.85	31.32	297,369	0.64		1.42	1
2020	13.61	0.10	(e)	(0.02)	0.08	(0.11)	(2.39)	(1.15)	(3.65)	0.00	10.04	0.93	272,980	0.75	(e)	1.45	0	(f)
2019	19.09	0.13		(0.38)	(0.25)	(0.15)	(3.72)	(1.36)	(5.23)	0.00	13.61	(1.09)	377,589	0.76		1.45	1
2018	22.84	0.19		1.34	1.53	(0.20)	(3.68)	(1.40)	(5.28)	0.00	19.09	6.77	521,485	0.82		1.40	0	(f)
Class A
2022	$10.69	$0.06		$(0.99)	$(0.93)	$(0.06)	$(0.77)	$(0.97)	$(1.80)	$0.00	$7.96	(10.05)%	$95,186	0.57%		1.42%	1%
2021	9.92	0.08		2.95	3.03	(0.08)	(1.24)	(0.94)	(2.26)	0.00	10.69	31.31	98,631	0.65		1.42	1
2020	13.49	0.10	(e)	(0.02)	0.08	(0.11)	(2.39)	(1.15)	(3.65)	0.00	9.92	0.95	69,201	0.75	(e)	1.45	0	(f)
2019	18.97	0.13		(0.38)	(0.25)	(0.15)	(3.72)	(1.36)	(5.23)	0.00	13.49	(1.08)	72,778	0.76		1.45	1
2018	22.73	0.19		1.33	1.52	(0.20)	(3.68)	(1.40)	(5.28)	0.00	18.97	6.76	86,332	0.82		1.40	0	(f)
Class C
2022	$5.24	$(0.01)		$(0.42)	$(0.43)	$(0.04)	$(0.78)	$(0.58)	$(1.40)	$0.00	$3.41	(10.84)%	$31,620	(0.21)%		2.17%	1%
2021	5.81	(0.01)		1.70	1.69	(0.05)	(1.24)	(0.97)	(2.26)	0.00	5.24	30.29	51,140	(0.12)		2.17	1
2020	9.48	0.00	(b)(e)	(0.02)	(0.02)	(0.06)	(2.39)	(1.20)	(3.65)	0.00	5.81	0.27	53,605	0.00	(e)(g)	2.20	0	(f)
2019	15.03	(0.00	)(b)	(0.32)	(0.32)	(0.05)	(3.72)	(1.46)	(5.23)	0.00	9.48	(1.87)	100,467	(0.00	)(g)	2.20	1
2018	19.17	0.01		1.13	1.14	(0.07)	(3.68)	(1.53)	(5.28)	0.00	15.03	6.02	176,167	0.07		2.15	0	(f)
Class I
2022	$12.35	$0.10		$(1.17)	$(1.07)	$(0.08)	$(0.77)	$(1.06)	$(1.92)	$0.00	$9.36	(9.81)%	$128,315	0.81%		1.17%	1%
2021	11.15	0.12		3.34	3.46	(0.11)	(1.24)	(0.91)	(2.26)	0.00	12.35	31.71	134,073	0.89		1.17	1
2020	14.68	0.14	(e)	(0.02)	0.12	(0.14)	(2.39)	(1.12)	(3.65)	0.00	11.15	1.14	130,903	1.00	(e)	1.20	0	(f)
2019	20.13	0.19		(0.41)	(0.22)	(0.19)	(3.72)	(1.32)	(5.23)	0.00	14.68	(0.86)	208,893	1.00		1.20	1
2018	23.75	0.26		1.40	1.66	(0.26)	(3.68)	(1.34)	(5.28)	0.00	20.13	7.07	357,812	1.08		1.15	0	(f)

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

(d)	The Fund incurred interest expense during the fiscal years ended September 30, 2022, 2021, 2020, 2019, and 2018. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.41%, 1.41%, 1.42%, 1.40%, and 1.39% (Class AAA and Class A), 2.16%, 2.16%, 2.17%, 2.15%, and 2.14% (Class C), and 1.16%, 1.16%, 1.17%, 1.15%, and 1.14% (Class I), respectively.

(e)	Includes income resulting from special dividends. Without these dividends, the per share income (loss) amounts would have been $0.09 (Class AAA and Class A), $(0.01) (Class C), and $0.13 (Class I), respectively, and the net investment income (loss) ratio would have been 0.68% (Class AAA and Class A), (0.07)% (Class C), and 0.93% (Class I), respectively.

(f)	Amount represents less than 0.5%.
(g)	Amount represents less than 0.005%.

See accompanying notes to financial statements.

14

The Gabelli Equity Income Fund

Notes to Financial Statements

1.  Organization. The Gabelli Equity Income Fund, a series of the Gabelli Equity Series Funds, Inc. (the Corporation), was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of four separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund seeks to provide a high level of total return on its assets with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

15

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Total Market Value at 09/30/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$479,434,805	$479,434,805
Warrants (a)	12,486	12,486
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$479,447,291	$479,447,291

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at September 30, 2022 or September 30, 2021.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models,

16

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Securities Sold Short. The Fund enters into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. During the fiscal year ended September 30, 2022, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual

17

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2022, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax equalization utilized during the year, prior year post financial statement adjustments, and tax treatment of partnership expenses. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2022, reclassifications were made to increase paid-in capital by $372,852, with an offsetting adjustment to total distributable earnings.

18

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal years ended September 30, 2022 and 2021 was as follows:

	Year Ended September 30, 2022*	Year Ended September 30, 2021*
Distributions paid from:
Ordinary income	$3,432,763	$4,817,998
Net long term capital gains	44,793,364	67,752,576
Return of capital	53,693,064	48,320,974
Total distributions paid	$101,919,191	$120,891,548

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$290,477,993
Total	$290,477,993

At September 30, 2022, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$188,955,354	$306,861,063	$(16,369,126)	$290,491,937

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the

19

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2022, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

4.  Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2022, other than short term securities and U.S. Government obligations, aggregated $2,911,825 and $59,112,974, respectively.

6.  Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2022, the Fund paid $3,923 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $104,877 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $4,725.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2022, the Fund accrued $45,000 in connection with the cost of computing the Fund's NAV.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7.  Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 1, 2023 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding

20

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At September 30, 2022, there was $5,258,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the fiscal year ended September 30, 2022 was $1,819,827 with a weighted average interest rate of 1.70%. The maximum amount borrowed at any time during the fiscal year ended September 30, 2022 was $12,402,000.

8.  Capital Stock. The Fund offers three classes of shares – Class AAA Shares, Class A Shares, and Class I Shares. Effective January 3, 2022, the Fund’s Class C Shares were “closed to all purchases.” “Closed to all purchases” means neither new investors nor existing shareholders may purchase any additional Class C Shares after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2022 and 2021, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

21

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	645,461	$6,748,143	719,191	$8,391,443
Shares issued upon reinvestment of distributions	4,931,483	46,611,265	4,944,370	55,696,708
Shares redeemed	(4,439,438)	(46,505,508)	(5,455,710)	(63,040,433)
Net increase	1,137,506	$6,853,900	207,851	$1,047,718
Class A
Shares sold	3,034,549	$31,417,004	3,025,728	$34,701,143
Shares issued upon reinvestment of distributions	1,968,136	18,209,199	1,538,993	17,114,296
Shares redeemed	(2,267,796)	(23,150,012)	(2,318,146)	(26,421,505)
Net increase	2,734,889	$26,476,191	2,246,575	$25,393,934
Class C
Shares sold	1,055,129	$5,423,547	1,812,023	$11,756,248
Shares issued upon reinvestment of distributions	2,813,019	12,443,798	3,201,433	18,582,717
Shares redeemed	(4,363,620)	(20,960,897)	(4,487,597)	(28,636,523)
Net increase/(decrease)	(495,472)	$(3,093,552)	525,859	$1,702,442
Class I
Shares sold	3,822,498	$42,274,555	1,707,653	$22,716,891
Shares issued upon reinvestment of distributions	1,978,810	21,251,482	1,824,386	23,208,214
Shares redeemed	(2,943,248)	(34,927,815)	(4,414,403)	(57,061,682)
Net increase/(decrease)	2,858,060	$28,598,222	(882,364)	$(11,136,577)

9.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

22

The Gabelli Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Equity Income Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Equity Income Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York

November 29, 2022

23

The Gabelli Equity Income Fund

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 16, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

24

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and Officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 80	Since 1991	31	Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 78	Since 1991	12	Former Senior Vice President of G.research, LLC (and its predecessor) (1991-2019)	—

INDEPENDENT DIRECTORS[5]:

Elizabeth C. Bogan Director Age: 78	Since 2019	12	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director Age: 86	Since 1991	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 78	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 83	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

25

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Kuni Nakamura Director Age: 54	Since 2009	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—

Anthonie C. van Ekris[6] Director Age: 88	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/export company)	—

Salvatore J. Zizza[7] Director Age: 76	Since 2001	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

26

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President and Treasurer Age: 46	Since 2017	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President Age: 69	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 63	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

27

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

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THE GABELLI EQUITY INCOME FUND

2022 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2022, the Fund paid to shareholders ordinary income distributions totaling $0.0585, $0.0589, $0.0370, and $0.0848 for each of Class AAA, Class A, Class C, and Class I, respectively, and long term capital gains totaling $44,793,364, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2022, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.04% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2022 which was derived from U.S. Treasury securities was 0.04%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Equity Income Fund did not meet this strict requirement in 2022. The percentage of U.S. Government securities held as of September 30, 2022 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

___________

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager’s Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily
by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Elizabeth C. Bogan
Senior Lecturer,
Princeton University

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer,
KeySpan Corp.

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Robert J. Morrissey
Partner,
Morrissey, Hawkins & Lynch

Kuni Nakamura
President,
Advanced Polymer, Inc.

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President and Treasurer

Peter Goldstein
Secretary and Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager
Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB444Q322AR

GABELLI FUNDS

THE GABELLI EQUITY INCOME FUND

Annual Report
September 30, 2022

The Gabelli Small Cap Growth Fund

Annual Report — September 30, 2022

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Gordon Grender
Chief Investment Officer	Portfolio Manager

To Our Shareholders,

For the fiscal year ended September 30, 2022, the net asset value (NAV) total return per Class AAA Share of The Gabelli Small Cap Growth Fund was (17.1)% compared with a total return of (18.8)% for the Standard & Poor's (S&P) SmallCap 600 Index. Other classes of shares are available. See page 4 for performance information for all classes.

Enclosed are the financial statements, including the summary schedule of investments, as of September 30, 2022.

Investment Objective and Strategy (Unaudited)

Our stock selection process is based on the investment principles of Graham and Dodd, the first investors to articulate the fundamentals of value investing. Their work provided the framework for value investing, and we contributed to this framework with the discipline of Private Market Value with a Catalyst™. This proprietary research and valuation method identifies companies whose shares are selling at a discount to intrinsic value, with an identifiable path to realizing, or surfacing, that private market value. We define private market value as the price an informed acquirer would pay for an entire enterprise. The catalyst comprises identifiable events or circumstances that might reasonably result in the narrowing of the difference between the public market price of the stock and our estimate of the private market value. This realization of value can take place gradually or suddenly, with company specific changes such as management changes or restructurings, sale of assets or of the business as a whole, or industry changes such as changes in regulation or changes in competition.

The Fund invests primarily in small cap companies, that through bottom-up fundamental research, the portfolio manager believes are attractively priced relative to their earnings growth potential or private market value. The Fund characterizes small capitalization companies as those companies with a market capitalization of $3 billion or less at the time of the Fund's initial investment.

Performance Discussion (Unaudited)

During the fourth quarter of 2021 stock market volatility intensified and supply chain, labor, and raw material headwinds challenged operations for many companies, increasing inflation and the fear of higher interest rates. Despite this, consumer demand remained strong and in December the national unemployment level approached pre-pandemic levels when it declined to 3.9%. While the Omicron variant presented challenges, households and corporations were able to continue to operate with little restriction.

Markets declined in the first quarter of 2022 with the S&P 500 Index falling 4.6%. Two years of a macro environment underpinned by economic reopening and expansion was finally replaced by one with significantly elevated inflation, rising interest rates, and the first major war in Europe in over 70 years. At its March meeting, the Fed raised interest rates by a quarter percentage point and signaled hikes at all six remaining meetings this year, launching a campaign to tackle rampant inflation as risks to economic growth continued to mount.

In the second quarter of 2022, large and small capitalization stocks both declined, high grade bonds were down 7%, and gold retraced 3%. April and June brought some of biggest market declines in years as the reality of higher interest rates and the increasing prospect of a global slowdown took hold. While the rotation to Value that began in late 2021 continued into this year, by the end of Q2 there was no place to hide as energy stocks and other statistically cheap securities succumbed to the selling.

The third quarter of 2022 was the third straight quarter of the S&P 500 being down. Although the U.S. economy drew closer to normal after over two years of global pandemic shutdowns, and supply chain disruptions, the main concern investors faced was inflation. After keeping the Federal Funds rate near zero since just after the start of the COVID-19 pandemic, the Fed has been in catch-up mode and raising rates aggressively this year, including two 75 bps increases in the third quarter. Amid this tightening, signs of economic weakness are emerging, most notably in the housing market. Soaring mortgage rates sent home prices down 6% in August from their June peak, the biggest two month drop in nearly a decade. This weakness threatens to spill over to other areas of the economy imminently.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Among our better performing stocks for the fiscal year were Mueller Industries, Inc. (2.6% of net assets as of September 30, 2022), a global industrial corporation whose holdings include manufacturers and distributors of technical and essential products, serving industries including plumbing, heating, HVACR, and industrial manufacturing. Mueller's second quarter net sales increased 13.6%, while operating income increased by 70%. The company also ended the quarter with no net debt; another top performer was Griffon Corp. (2.5%), a provider of branded consumer and professional tools and products for home storage and organization, landscaping, and enhancing outdoor lifestyles in its Consumer and Profession Products segment, and residential and commercial sectional garage doors in its Home and Building Products segment. Griffon rebounded in its third fiscal quarter with a 31% increase in revenues and income from continuing operations that more than doubled.

A few of our weaker performers in the fiscal year included Dana Inc. (0.9%), a leading supplier of drivetrain and electric propulsion systems for passenger vehicles. Dana faces pressure from supply chain problems and growing inflation and, despite continued top line growth, has seen share prices decline. Another detractor was The Gorman-Rupp Co. (1.3%), a pump manufacturer offering more than 5,000 models of pumps and pumping systems for fluid-handling applications. Second quarter net sales increased by 28%, but gross margins were negatively impacted by the company's last in, first out (LIFO) accounting policy and acquired customer backlog amortization from its acquisition of Fill-Rite.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund's portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through September 30, 2022 (a)(b) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(10/22/91)
Class AAA (GABSX)	(17.07)%	3.13%	8.33%	6.79%	11.16%
S&P SmallCap 600 Index (c)	(18.83)	4.84	10.09	7.77	N/A
Lipper Small-Cap Core Funds Average (c)	(18.03)	4.44	8.83	6.65	N/A
Class A (GCASX) (d)	(17.08)	3.13	8.32	6.78	11.16
With sales charge (e)	(21.85)	1.92	7.68	6.36	10.95
Class C (GCCSX) (d)	(17.69)	2.36	7.51	5.99	10.66
With contingent deferred sales charge (f)	(18.52)	2.36	7.51	5.99	10.66
Class I (GACIX) (d)	(16.88)	3.39	8.59	7.05	11.30

(a)	The Fund's fiscal year ends September 30.
(b)	Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(c)	The S&P SmallCap 600 Index is an unmanaged indicator which measures the performance of the small-cap segment of the U.S. equity market. The inception date of the index is December 31, 1994. The Lipper Small-Cap Core Funds Average reflects the average performance of mutual funds classified in this particular category. The inception date of the index is December 31, 1991. Dividends are considered reinvested. You cannot invest directly in an index.
(d)	The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.
(e)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(f)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated January 28, 2022, the expense ratios for Class AAA, A, C, and I Shares are 1.38%, 1.38%, 2.13%, and 1.13%, respectively. See page 13 for the expense ratios for the year ended September 30, 2022. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00% respectively.

Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI SMALL CAP GROWTH FUND CLASS AAA AND S&P SMALL CAP 600 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	(17.07)%	3.13%	8.33%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Small Cap Growth Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2022 through September 30, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2022.

	Beginning Account Value 04/01/22	Ending Account Value 09/30/22	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Small Cap Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$815.90	1.40%	$6.37
Class A	$1,000.00	$815.70	1.40%	$6.37
Class C	$1,000.00	$812.60	2.15%	$9.77
Class I	$1,000.00	$816.60	1.15%	$5.24
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.05	1.40%	$7.08
Class A	$1,000.00	$1,018.05	1.40%	$7.08
Class C	$1,000.00	$1,014.29	2.15%	$10.86
Class I	$1,000.00	$1,019.30	1.15%	$5.82

*	Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2022:

The Gabelli Small Cap Growth Fund

Equipment and Supplies	16.8%	Manufactured Housing and Recreational
Diversified Industrial	12.5%	Vehicles	1.6%
Food and Beverage	6.8%	Entertainment	1.5%
Building and Construction	6.0%	Consumer Services	1.1%
Retail	5.9%	Aerospace	0.8%
Health Care	5.0%	Publishing	0.8%
Financial Services	4.9%	Telecommunications	0.8%
Hotels and Gaming	4.4%	Environmental Services	0.6%
Automotive: Parts and Accessories	3.5%	Cable	0.5%
Energy and Utilities	3.0%	Miscellaneous Investments	0.5%
Electronics	3.0%	Home Furnishings	0.3%
Real Estate	2.7%	Automotive	0.2%
Business Services	2.5%	Closed-End Funds	0.1%
Machinery	2.4%	Communications Equipment	0.1%
Transportation	2.3%	Agriculture	0.1%
Aviation: Parts and Services	2.2%	Wireless Communications	0.1%
Specialty Chemicals	2.0%	Metals and Mining	0.0%*
Broadcasting	2.0%	Other Assets and Liabilities (Net)	(0.7)%
Consumer Products	1.9%		100.0%
Computer Software and Services	1.8%
		* Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Small Cap Growth Fund

Summary Schedule of Investments — September 30, 2022

Shares		Cost	Market Value
	COMMON STOCKS* — 100.0%
	Aerospace — 0.8%
250,000	Aerojet Rocketdyne Holdings Inc.†	$1,025,125	$9,997,500
76,200	Various Securities	910,752	1,276,022
		1,935,877	11,273,522
	Agriculture — 0.1%
62,000	Various Securities	950,733	704,360

	Automotive — 0.2%
489,000	Various Securities	1,841,282	3,414,264

	Automotive: Parts and Accessories — 3.4%
1,110,000	Dana Inc.	9,031,850	12,687,300
245,660	Strattec Security Corp.†(a)	4,740,228	5,109,728
1,918,522	Various Securities	9,752,571	30,636,997
		23,524,649	48,434,025
	Aviation: Parts and Services — 2.2%
670,000	Kaman Corp.	9,964,092	18,713,100
229,200	Various Securities	3,127,208	12,145,322
		13,091,300	30,858,422
	Broadcasting — 2.0%
1,871,042	Various Securities	13,743,063	28,276,334

	Building and Construction — 6.0%
237,500	Herc Holdings Inc.	7,774,176	24,671,500
374,000	Lennar Corp., Cl. B	8,997,736	22,256,740
2,000	NVR Inc.†	1,386,843	7,974,160
942,000	Various Securities	9,762,102	29,986,765
		27,920,857	84,889,165
	Business Services — 2.5%
338,000	The Interpublic Group of Companies Inc.	1,425,712	8,652,800
1,602,400	Trans-Lux Corp.†(a)	1,577,444	640,960
34,000	United Rentals Inc.†	209,146	9,184,080
1,223,200	Various Securities	6,841,249	16,251,045
		10,053,551	34,728,885
	Cable — 0.5%
468,500	Various Securities	7,222,453	7,333,910

	Communications Equipment — 0.1%
85,000	Various Securities	1,252,811	663,850

	Computer Software and Services — 1.8%
31,600	Tyler Technologies Inc.†	62,905	10,981,000
500,917	Various Securities	3,390,046	13,733,970
		3,452,951	24,714,970
	Consumer Products — 1.9%
1,174,000	Various Securities	9,566,030	27,326,682

Shares		Cost	Market Value
	Consumer Services — 1.1%
343,000	Rollins Inc.	$325,525	$11,895,240
254,400	Various Securities	1,531,484	3,023,901
		1,857,009	14,919,141
	Diversified Industrial — 12.5%
357,500	Crane Holdings Co.	7,663,159	31,295,550
100,000	EnPro Industries Inc.	5,227,056	8,498,000
1,175,000	Griffon Corp.	11,846,530	34,686,000
920,000	Myers Industries Inc.	12,634,530	15,152,400
339,000	Textron Inc.	2,053,938	19,750,140
2,443,932	Various Securities	33,892,614	66,401,760
		73,317,827	175,783,850
	Electronics — 3.0%
132,500	Badger Meter Inc.	1,673,949	12,241,675
211,500	Bel Fuse Inc., Cl. A(a)	3,977,515	5,911,425
457,500	CTS Corp.	3,894,763	19,054,875
268,000	Various Securities	2,244,090	4,555,054
		11,790,317	41,763,029
	Energy and Utilities — 3.0%
1,790,000	RPC Inc.	770,420	12,404,700
656,656	Various Securities	13,021,210	30,205,577
		13,791,630	42,610,277
	Entertainment — 1.5%
634,800	Various Securities	9,228,329	21,662,544

	Environmental Services — 0.6%
66,000	Republic Services Inc.	596,200	8,978,640

	Equipment and Supplies — 16.8%
398,200	AMETEK Inc.	677,573	45,159,862
102,000	Crown Holdings Inc.	411,160	8,265,060
215,500	Federal Signal Corp.	1,141,928	8,042,460
158,000	Franklin Electric Co. Inc.	616,384	12,910,180
438,000	Graco Inc.	2,435,487	26,258,100
613,000	Mueller Industries Inc.	15,754,320	36,436,720
169,500	Tennant Co.	2,846,578	9,586,920
744,000	The Gorman-Rupp Co.	11,389,014	17,699,760
2,085,503	Various Securities	20,249,367	71,688,530
		55,521,811	236,047,592
	Financial Services — 4.9%
678,000	KKR & Co. Inc.	2,749,449	29,154,000
10,000	Waterloo Investment
	Holdings Ltd.†(b)	1,373	5,000
2,536,848	Various Securities	26,110,541	39,992,875
		28,861,363	69,151,875
	Food and Beverage — 6.8%
195,000	Chr. Hansen Holding A/S	8,106,517	9,633,691
410,000	Flowers Foods Inc.	974,474	10,122,900

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Summary Schedule of Investments (Continued) — September 30, 2022

Shares		Cost	Market Value
	COMMON STOCKS* (Continued)

	Food and Beverage (Continued)
240,000	Kikkoman Corp.	$1,630,295	$13,597,734
665,000	Maple Leaf Foods Inc.	11,568,939	9,936,367
57,000	The J.M. Smucker Co.	1,318,101	7,832,370
5,163,100	Various Securities	23,097,687	44,729,127
		46,696,013	95,852,189
	Health Care — 5.0%
400,000	Cutera Inc.†	4,959,093	18,240,000
150,000	Globus Medical Inc., Cl. A†	3,358,348	8,935,500
1,028,800	Various Securities	14,964,267	43,588,625
		23,281,708	70,764,125
	Home Furnishings — 0.3%
236,500	Various Securities	2,785,404	4,217,920

	Hotels and Gaming — 4.4%
98,000	Churchill Downs Inc.	864,402	18,046,700
252,000	Ryman Hospitality Properties
	Inc., REIT	4,066,941	18,544,680
6,932,548	Various Securities	13,517,974	25,935,351
		18,449,317	62,526,731

	Machinery — 2.4%
336,000	Astec Industries Inc.	11,735,785	10,479,840
1,420,000	CNH Industrial NV	3,654,806	15,861,400
363,057	Various Securities	6,107,550	6,974,514
		21,498,141	33,315,754
	Manufactured Housing and Recreational Vehicles — 1.6%
69,500	Cavco Industries Inc.†	1,374,753	14,300,320
204,000	Various Securities	1,859,236	8,770,970
		3,233,989	23,071,290
	Metals and Mining — 0.0%
140,000	Various Securities	529,906	646,808

	Publishing — 0.8%
775,000	The E.W. Scripps Co., Cl. A†	4,022,887	8,734,250
41,500	Various Securities	1,231,080	2,047,740
		5,253,967	10,781,990
	Real Estate — 2.7%
249,000	Indus Realty Trust Inc., REIT	4,282,484	13,040,130
387,500	The St. Joe Co.	5,949,955	12,411,625
472,467	Various Securities	6,297,650	11,965,391
		16,530,089	37,417,146
	Retail — 5.9%
121,000	AutoNation Inc.†	1,947,298	12,326,270
84,000	Copart Inc.†	707,140	8,937,600
222,500	Ingles Markets Inc., Cl. A	2,886,793	17,624,225
157,000	Nathan’s Famous Inc.	264,162	9,996,190
336,500	Rush Enterprises Inc., Cl. B	2,398,027	16,121,715

Shares		Cost	Market Value
391,623	Various Securities	$5,297,624	$17,441,588
		13,501,044	82,447,588
	Specialty Chemicals — 2.0%
248,000	H.B. Fuller Co.	2,785,028	14,904,800
91,200	The General Chemical Group Inc.†(b)	1,185	0
255,200	Various Securities	2,766,793	13,636,856
		5,553,006	28,541,656
	Telecommunications — 0.8%
1,264,000	Various Securities	4,245,790	10,523,615

	Transportation — 2.3%
362,700	GATX Corp.	10,296,282	30,883,905
143,653	Various Securities	1,214,387	1,502,038
		11,510,669	32,385,943
	Wireless Communications — 0.1%
25,000	Various Securities	876,740	650,750

	TOTAL COMMON STOCKS	483,465,826	1,406,678,842

	CLOSED-END FUNDS* — 0.1%
202,129	Various Securities	2,997,772	1,362,674

	PREFERRED STOCKS* — 0.1%
	Automotive: Parts and Accessories — 0.1%
87,000	Various Securities	594,435	1,782,025

	RIGHTS* — 0.0%
	Communications Equipment — 0.0%
60,500	Various Securities	0	213,565

	WARRANTS* — 0.0%
	Business Services — 0.0%
1	Internap Corp.,
	expire 05/08/24†(b)	0	652

	Diversified Industrial — 0.0%
140,000	Various Securities	95,648	37,772

	TOTAL WARRANTS	95,648	38,424

	TOTAL MISCELLANEOUS INVESTMENTS — 0.5%(c)	1,890,321	6,759,340

	TOTAL INVESTMENTS — 100.7%	$489,044,002	1,416,834,870
	Other Assets and Liabilities (Net) — (0.7)%		(9,860,735)
	NET ASSETS — 100.0%		$1,406,974,135

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Summary Schedule of Investments (Continued) — September 30, 2022

This Summary Schedule of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s 50 largest holdings, each investment of any issuer that exceeds 1% of the Fund’s net assets, or affiliated or Level 3 securities, if any.

*	“Various Securities” consist of issuers not identified as a top 50 holding, issues or issuers not exceeding 1% of net assets individually or in the aggregate, any issuers that are not affiliated or Level 3 securities, if any, as of September 30, 2022. The complete Schedule of Investments is available (i) without charge, upon request, by calling 800-GABELLI (800-422-3554); and (ii) on the SEC’S website at http://www.sec.gov.

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	Represents undisclosed, unrestricted securities which the Fund has held for less than one year.

†	Non-income producing security.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities

September 30, 2022

Assets:
Investments, at value (cost $478,748,815)	$1,405,172,757
Investments in affiliates, at value (cost $10,295,187)	11,662,113
Cash	826
Foreign currency, at value (cost $98,295)	97,384
Receivable for Fund shares sold	499,668
Dividends receivable	1,362,894
Prepaid expenses	39,384
Total Assets	1,418,835,026
Liabilities:
Line of credit payable	9,021,000
Payable for Fund shares redeemed	829,215
Payable for investment advisory fees	1,240,365
Payable for distribution fees	231,451
Payable for accounting fees	7,500
Other accrued expenses	531,360
Total Liabilities	11,860,891
Net Assets
(applicable to 38,727,686 shares outstanding)	$1,406,974,135
Net Assets Consist of:
Paid-in capital	$379,570,265
Total distributable earnings	1,027,403,870
Net Assets	$1,406,974,135

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($798,836,384 ÷ 22,124,688 shares outstanding; 150,000,000 shares authorized)	$36.11
Class A:
Net Asset Value and redemption price per share ($104,316,780 ÷ 2,892,672 shares outstanding; 50,000,000 shares authorized)	$36.06
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$38.26
Class C:
Net Asset Value and offering price per share ($35,068,111 ÷ 1,297,909 shares outstanding; 50,000,000 shares authorized)	$27.02	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($468,752,860 ÷ 12,412,417 shares outstanding; 50,000,000 shares authorized)	$37.76

Statement of Operations

For the Year Ended September 30, 2022

Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $314,201)	$25,172,827
Dividends - affiliated	51,246
Interest	20,221
Total Investment Income	25,244,294
Expenses:
Investment advisory fees	17,638,189
Distribution fees - Class AAA	2,476,035
Distribution fees - Class A	327,747
Distribution fees - Class C	514,749
Shareholder services fees	1,396,705
Shareholder communications expenses	422,088
Custodian fees	188,138
Directors’ fees	142,833
Registration expenses	81,275
Legal and audit fees	77,881
Accounting fees	45,000
Interest expense	31,243
Miscellaneous expenses	146,079
Total Expenses	23,487,962
Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(95,359)
Expenses paid indirectly by broker (See Note 6)	(29,993)
Total Reductions	(125,352)
Net Expenses	23,362,610
Net Investment Income	1,881,684
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	154,395,244
Net realized loss on investments - affiliated	(17,308)
Net realized loss on foreign currency transactions	(60,924)
Net realized gain on investments and foreign currency transactions	154,317,012
Net change in unrealized appreciation/depreciation:
on investments - unaffiliated	(446,548,609)
on investments - affiliated	(1,560,842)
on foreign currency translations	(56,350)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(448,165,801)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(293,848,789)
Net Decrease in Net Assets Resulting from Operations	$(291,967,105)

(a) Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2022	Year Ended September 30, 2021

Operations:
Net investment income	$1,881,684	$2,755,107
Net realized gain on investments and foreign currency transactions	154,317,012	259,697,102
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(448,165,801)	378,606,406
Net Increase/(Decrease) in Net Assets Resulting from Operations	(291,967,105)	641,058,615

Distributions to Shareholders:
Accumulated earnings
Class AAA	(133,745,388)	(191,595,179)
Class A	(17,235,275)	(22,004,092)
Class C	(10,378,509)	(18,595,632)
Class I	(79,705,424)	(114,398,478)
Total Distributions to Shareholders	(241,064,596)	(346,593,381)

Capital Share Transactions:
Class AAA	44,158,782	9,809,347
Class A	9,841,866	2,604,293
Class C	(13,302,976)	(17,810,664)
Class I	(123,739)	(28,524,077)
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	40,573,933	(33,921,101)

Redemption Fees	390	1,871

Net Increase/(Decrease) in Net Assets	(492,457,378)	260,546,004
Net Assets:
Beginning of year	1,899,431,513	1,638,885,509
End of year	$1,406,974,135	$1,899,431,513

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(c)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)(b)	Operating Expenses(d)(e)		Portfolio Turnover Rate
Class AAA
2022	$49.61	$0.02	$(7.13)	$(7.11)	$(0.05)	$(6.34)	$(6.39)	$0.00	$36.11	(17.07)%	$798,836	0.05%	1.39	%(f)	1%
2021	43.30	0.04	15.83	15.87	—	(9.56)	(9.56)	0.00	49.61	42.16	1,054,894	0.09	1.38	(f)	1
2020	53.92	0.04	(0.63)	(0.59)	(0.07)	(9.96)	(10.03)	0.00	43.30	(2.08)	884,341	0.08	1.41	(f)	0	(g)
2019	59.61	0.03	(3.50)	(3.47)	(0.09)	(2.13)	(2.22)	0.00	53.92	(5.72)	1,243,608	0.06	1.39	(f)	1
2018	58.63	0.09	4.01	4.10	—	(3.12)	(3.12)	0.00	59.61	7.21	1,711,850	0.16	1.36		3
Class A
2022	$49.56	$0.02	$(7.13)	$(7.11)	$(0.05)	$(6.34)	$(6.39)	$0.00	$36.06	(17.08)%	$104,317	0.04%	1.39	%(f)	1%
2021	43.26	0.04	15.82	15.86	—	(9.56)	(9.56)	0.00	49.56	42.17	134,005	0.08	1.38	(f)	1
2020	53.89	0.05	(0.64)	(0.59)	(0.08)	(9.96)	(10.04)	0.00	43.26	(2.08)	110,975	0.11	1.41	(f)	0	(g)
2019	59.58	0.03	(3.50)	(3.47)	(0.09)	(2.13)	(2.22)	0.00	53.89	(5.73)	170,189	0.06	1.39	(f)	1
2018	58.60	0.09	4.01	4.10	—	(3.12)	(3.12)	0.00	59.58	7.21	208,947	0.16	1.36		3
Class C
2022	$38.86	$(0.24)	$(5.26)	$(5.50)	$—	$(6.34)	$(6.34)	$0.00	$27.02	(17.69)%	$35,068	(0.72)%	2.14	%(f)	1%
2021	35.95	(0.24)	12.71	12.47	—	(9.56)	(9.56)	0.00	38.86	41.10	66,467	(0.64)	2.13	(f)	1
2020	46.63	(0.24)	(0.48)	(0.72)	—	(9.96)	(9.96)	0.00	35.95	(2.80)	75,505	(0.65)	2.16	(f)	0	(g)
2019	52.16	(0.32)	(3.08)	(3.40)	—	(2.13)	(2.13)	0.00	46.63	(6.44)	141,522	(0.69)	2.14	(f)	1
2018	52.05	(0.30)	3.53	3.23	—	(3.12)	(3.12)	0.00	52.16	6.41	215,939	(0.59)	2.11		3
Class I
2022	$51.62	$0.13	$(7.47)	$(7.34)	$(0.18)	$(6.34)	$(6.52)	$0.00	$37.76	(16.88)%	$468,753	0.29%	1.14	%(f)	1%
2021	44.62	0.17	16.39	16.56	—	(9.56)	(9.56)	0.00	51.62	42.51	644,066	0.34	1.13	(f)	1
2020	55.29	0.15	(0.64)	(0.49)	(0.22)	(9.96)	(10.18)	0.00	44.62	(1.83)	568,065	0.34	1.16	(f)	0	(g)
2019	61.09	0.17	(3.59)	(3.42)	(0.25)	(2.13)	(2.38)	0.00	55.29	(5.50)	890,889	0.32	1.14	(f)	1
2018	59.86	0.25	4.10	4.35	—	(3.12)	(3.12)	0.00	61.09	7.49	1,624,806	0.43	1.11		3

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Due to capital share activity throughout the period, net investment income/(loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	Amount represents less than $0.005 per share.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

(e)	Ratio of operating expenses includes advisory fee reduction on unsupervised assets totaling 0.01% of net assets for the fiscal year ended September 30, 2020. For the years ended September 30, 2022, 2021, 2019, and 2018, there was no impact on the expense ratios.

(f)	The Fund incurred interest expense during the fiscal years ended September 30, 2022, 2021, 2020, and 2019. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.38%, 1.37%, 1.39%, and 1.38% (Class AAA and Class A), 2.13%, 2.12%, 2.14%, and 2.13% (Class C), and 1.13%, 1.12%, 1.14%, and 1.13% (Class I). For the year ended September 30, 2018, the effect of interest expense was minimal.

(g)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements

1. Organization. The Gabelli Small Cap Growth Fund, a series of the Gabelli Equity Series Funds, Inc. (the Corporation), was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of four separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund seeks to provide a high level of capital appreciation. The Fund commenced investment operations on October 22, 1991. The Adviser currently characterizes small capitalization companies for the Fund as those with total common stock market values of $3 billion or less at the time of investment.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 09/30/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$48,434,021	$4	—	$48,434,025
Aviation: Parts and Services	29,394,590	1,463,832	—	30,858,422
Building and Construction	84,883,925	5,240	—	84,889,165
Consumer Services	14,647,516	271,625	—	14,919,141
Diversified Industrial	174,928,107	855,743	—	175,783,850
Equipment and Supplies	234,017,220	2,030,372	—	236,047,592
Financial Services	67,465,625	2,159,250	$5,000	69,629,875
Publishing	10,592,940	189,050	—	10,781,990
Real Estate	36,518,321	898,825	—	37,417,146
Retail	81,909,193	538,395	—	82,447,588
Specialty Chemicals	28,541,656	—	0	28,541,656
Other Industries (b)	593,687,732	—	—	593,687,732
Total Common Stocks	1,405,020,846	8,412,336	5,000	1,413,438,182
Closed-End Funds	1,362,674	—	—	1,362,674
Preferred Stocks (b)	1,782,025	—	—	1,782,025
Rights (b)	—	213,565	—	213,565
Warrants (b)	37,772	—	652	38,424
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,408,203,317	$8,625,901	$5,652	$1,416,834,870

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.

(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

During the fiscal year ended September 30, 2022, the Fund did not have material transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services– approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2022, the Fund did not hold any restricted securities.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended September 30, 2022, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains as determined under the GAAP. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)

permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains, reversal of prior year’s Real Estate Investment Trust adjustments and losses and utilization of tax equalization. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2022, reclassifications were made to increase paid-in capital by $8,602,817, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the fiscal years ended September 30, 2022 and 2021 was as follows:

	Year Ended September 30, 2022*	Year Ended September 30, 2021*
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,571,562	$373,251
Net long term capital gains	246,311,919	368,128,057
Total distributions paid	$249,883,481	$368,501,308

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$1,912,787
Undistributed long term capital gains	118,314,734
Net unrealized appreciation on investments and foreign currency translations	907,176,349
Total	$1,027,403,870

At September 30, 2022, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments considered passive foreign investment companies, tax basis adjustments on investments in partnerships, and tax basis adjustments on investments in real estate investment trusts.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$509,607,277	$962,626,098	$(55,398,505)	$907,227,593

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

threshold. During the fiscal year ended September 30, 2022, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the fiscal year ended September 30, 2022, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $95,359.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2022, other than short term securities and U.S. Government obligations, aggregated $21,618,979 and $208,141,740, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2022, the Fund paid $18,213 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $11,015 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $29,993.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2022, the Fund accrued $45,000 in connection with the cost of computing the Fund's NAV.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 1, 2023 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At September 30, 2022, there was $9,021,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the fiscal year ended September 30, 2022 was $3,425,346 with a weighted average interest rate of 2.69%. The maximum amount borrowed at any time during the fiscal year ended September 30, 2022 was $14,505,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2022 and 2021, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	1,183,539	$52,061,933	580,407	$27,170,660
Shares issued upon reinvestment of distributions	2,817,801	129,196,144	4,663,083	185,171,154
Shares redeemed	(3,140,556)	(137,099,295)	(4,404,600)	(202,532,467)
Net increase	860,784	$44,158,782	838,890	$9,809,347
Class A
Shares sold	412,514	$18,248,925	596,881	$27,627,213
Shares issued upon reinvestment of distributions	353,484	16,189,558	509,988	20,231,248
Shares redeemed	(577,265)	(24,596,617)	(968,174)	(45,254,168)
Net increase	188,733	$9,841,866	138,695	$2,604,293
Class C
Shares sold	58,394	$1,979,388	113,421	$4,140,636
Shares issued upon reinvestment of distributions	298,257	10,298,825	588,946	18,439,890
Shares redeemed	(769,124)	(25,581,189)	(1,092,311)	(40,391,190)
Net decrease	(412,473)	$(13,302,976)	(389,944)	$(17,810,664)
Class I
Shares sold	1,392,147	$62,940,445	1,947,762	$95,525,742
Shares issued upon reinvestment of distributions	1,620,237	77,544,528	2,640,278	108,858,645
Shares redeemed	(3,077,613)	(140,608,712)	(4,842,756)	(232,908,464)
Net decrease	(65,229)	$(123,739)	(254,716)	$(28,524,077)

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the fiscal year ended September 30, 2022 is set forth below:

	Market Value at September 30, 2021	Purchases	Sales Proceeds	Realized Loss	Change In Unrealized Appreciation/ (Depreciation)	Market Value at September 30, 2022	Dividend Income	Percent Owned of Shares
Bel Fuse Inc., Cl. A	$3,072,306	—	$61,337	$(9,135)	$2,909,591	$5,911,425	$51,246	9.88%
Strattec Security Corp.†	9,491,600	$62,290	—	—	(4,444,162)	5,109,728	—	6.12%
Trans-Lux Corp.†	677,331	—	1,927	(8,173)	(26,271)	640,960	—	11.92%
Total				$(17,308)	$(1,560,842)	$11,662,113	$51,246

†	Non-income producing security.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Small Cap Growth Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Small Cap Growth Fund
and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Small Cap Growth Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the summary schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York
November 29, 2022

The Gabelli Small Cap Growth Fund
Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 16, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

The Gabelli Small Cap Growth Fund
Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 80	Since 1991	31	Chairman, Chief Executive Officer, and Chief Investment Officer- Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 78	Since 1991	12	Former Senior Vice President of G.research, LLC (and its predecessor) (1991-2019)	—

INDEPENDENT DIRECTORS[5]:

Elizabeth C. Bogan Director Age: 78	Since 2019	12	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director Age: 86	Since 1991	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 78	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 83	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

Kuni Nakamura Director Age: 54	Since 2009	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—

Anthonie C. van Ekris[6] Director Age: 88	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 76	Since 2001	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
John C. Ball President and Treasurer Age: 46	Since 2017	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President Age: 69	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 63	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

THE GABELLI SMALL CAP GROWTH FUND

2022 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2022, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.0525, $ 0.0554, $0.0043, and $ 0.1895 for each of Class AAA, Class A, Class C, and Class I, respectively, and long term capital gains totaling $246,311,919, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2022, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.02% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term capital gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2022 which was derived from U.S. Treasury securities was 0.02%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Small Cap Growth Fund did not meet this strict requirement in 2022. The percentage of U.S. Government securities held as of September 30, 2022 was 0.0%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

___________

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GABELLI SMALL CAP GROWTH FUND
One Corporate Center
Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Gordon Grender joined GAMCO UK in 2020 as a portfolio manager. Prior to joining the Firm, Mr. Grender served as the portfolio manager for a U.S. equity fund at GAM International Ltd.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily
by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Elizabeth C. Bogan
Senior Lecturer,
Princeton University

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer,
KeySpan Corp.

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Robert J. Morrissey
Partner,
Morrissey, Hawkins & Lynch

Kuni Nakamura
President,
Advanced Polymer, Inc.

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President and Treasurer

Peter Goldstein
Secretary and Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager
Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB443Q322AR

GABELLI
FUNDS

THE GABELLI SMALL CAP GROWTH FUND

Annual Report
September 30, 2022

The Gabelli Focused Growth and
Income Fund

Annual Report — September 30, 2022

Daniel M. Miller Portfolio Manager GAMCO Investors BS, University of Miami

To Our Shareholders,

For the fiscal year ended September 30, 2022, the net asset value (NAV) total return per Class I Share of The Gabelli Focused Growth and Income Fund was (11.1)% compared with a total return of (8.2)% for the Lipper Equity Income Fund Average. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2022.

Investment Objective and Strategy (Unaudited)

The Gabelli Focused Growth and Income Fund is a concentrated, actively managed strategy. The Fund invests in a global portfolio of common and preferred equities, REITs, bonds, and other securities that have the potential for capital appreciation while emphasizing a high level of current net investment income. The Fund has a managed monthly distribution, currently set at $0.06 per share.

Performance Discussion (Unaudited)

As a Fund with a concentrated portfolio of holdings, stock selection is an important element of performance as the Fund is driven more by the results of the companies selected rather than the movement of the overall market.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

During the fourth quarter of 2021 stock market volatility intensified and supply chain, labor, and raw material headwinds challenged operations for many companies, increasing inflation and the fear of higher interest rates. Despite this, consumer demand remained strong and in December the national unemployment level approached pre-pandemic levels when it declined to 3.9%. While the Omicron variant presented challenges, households and corporations were able to continue to operate with little restriction. In the first fiscal quarter of 2022, investors continued to digest an increasingly complex economic outlook. Markets declined, with the S&P 500 Index falling 4.6%. Two years of a macro environment underpinned by economic reopening and expansion was finally replaced by one with significantly elevated inflation, rising interest rates, and the first major war in Europe in over 70 years. At its March meeting, the Fed raised interest rates by a quarter percentage point and signaled hikes at all six remaining meetings for the year.

The second quarter of 2022 saw the S&P 500 record the worst first half since 1970, down 20% YTD through June 30th. April and June brought some of biggest market declines in years as the reality of higher interest rates and the increasing prospect of a global slowdown took hold. As investors continued to contemplate the economic environment, the Fund continued to look to high quality income producing securities to provide attractive risk adjusted returns. Historically, high dividend yield/dividend growth stocks outperform during periods of high inflation.

In the third fiscal quarter of 2022, as investors balanced concerns of a potential recession, a hawkish fed, and continuing geopolitical conflicts throughout much of the world, we maintain the notion that high quality dividend paying securities should provide attractive risk adjusted returns. Historically, dividend-paying stocks have outperformed in defensive periods, while also providing a cushion in steep market declines. Since 1996, dividends account for nearly 20% of the total return of the S&P 500. Nevertheless, rapid fire increases in interest rates over the last several months have created significant consternation for investors in fixed income securities. Outflows in bond, municipal, and preferred ETFs have led to significant dislocations in the prices of certain issues.

Some of the better performing investments during the fiscal year were: Energy Transfer LP (common shares) (4.2% of net assets as of September 30, 2022), which continued to benefit from the company’s high quality assets and exposure to the North American energy market; and AbbVie Inc. (2.0%), the pharmaceutical research and development company that has continued to show strong performance and rising revenues from their immunology portfolio.

A few of our weaker performers included media conglomerate Qurate Retail Inc., 8.000%, 3/15/31 (5.1%), which continues to navigate a challenging operating environment marked by disruptions in the supply chain and a challenged consumer. Following a fire in one of its largest locations, the company has so far received $250 million in insurance reimbursements through August 5, 2022, and has announced a strategic plan to improve profit margins. Another detractor was automotive technology supplier Aptiv plc (1.4%), which saw a second quarter year over year EPS drop of 69% as fallout from increased supply chain and labor headwinds. The company stands to benefit from their unique next gen advanced driver assistance system platform that leverages Aptiv’s industry leading full stack capabilities in perception systems, software and computer platforms, and connectivity.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

 2

Comparative Results

Average Annual Returns through September 30, 2022 (a)(b) (Unaudited)

Total return and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	3 Year	5 Year	10 Year	Since Inception (12/31/02)
Class I (GWSIX) (c)	(11.07)%	7.99%	2.42%	5.62%	6.77%
Class AAA (GWSVX)	(11.85)	7.19	1.86	5.21	6.49
S&P MidCap 400 Index (d)	(15.25)	6.01	5.82	10.04	10.22
Lipper Equity Income Fund Average (d)	(8.18)	5.29	6.42	9.13	8.09
Class A (GWSAX)	(11.88)	7.24	1.88	5.22	6.52
With sales charge (e)	(16.95)	5.14	0.68	4.60	6.19
Class C (GWSCX) (f)	(12.54)	6.42	1.12	4.43	5.73
With contingent deferred sales charge (g)	(13.41)	6.42	1.12	4.43	5.73

(a)	The Fund’s fiscal year ends September 30.

(b)	Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.

(c)	The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses associated with this class of shares.

(d)	The S&P Midcap 400 Index is an index comprised of U.S. stocks in the middle capitalization range, which is generally considered to be between $200 million and $5 billion in market value. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested. You cannot invest directly in an index.

(e)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(f)	Effective January 3, 2022, the Focused Growth and Income Fund's Class C Shares were "closed to all purchases." "Closed to all purchases" means neither new investors nor existing shareholders may purchase any additional Class C Shares after the Effective Date. These changes have no effect on existing shareholders' ability to redeem Class C Shares of the Fund as described herein.

(g)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated August 17, 2022, the expense ratios for Class AAA, A, and I Shares are 1.96%, 1.96%, and 1.71%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC (the Adviser) are 1.96%, 1.25%, and 0.80%, respectively. See page 11 for the expense ratios for the year ended September 30, 2022. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A Shares is 5.75%.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

 3

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE GABELLI FOCUSED GROWTH AND INCOME FUND (CLASS AAA SHARES)
AND S&P MIDCAP 400 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	(11.85)%	1.86%	5.21%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 4

The Gabelli Focused Growth and Income Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2022 through September 30, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case - because the hypothetical return used is not the Fund’s actual return - the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2022.

	Beginning Account Value 04/01/22	Ending Account Value 09/30/22	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Focused Growth and Income Fund
Actual Fund Return
Class AAA	$1,000.00	$836.70	1.62%	$7.46
Class A	$1,000.00	$836.50	1.59%	$7.32
Class C	$1,000.00	$833.00	2.36%	$10.84
Class I	$1,000.00	$840.00	0.80%	$3.69
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.95	1.62%	$8.19
Class A	$1,000.00	$1,017.10	1.59%	$8.04
Class C	$1,000.00	$1,013.24	2.36%	$11.91
Class I	$1,000.00	$1,021.06	0.80%	$4.05

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

 5

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2022:

The Gabelli Focused Growth and Income Fund

Energy and Utilities	24.7%	Entertainment	2.8%
Real Estate Investment Trusts	18.4%	Building and Construction	2.0%
Financial Services	11.5%	Computer Software and Services	2.0%
U.S. Government Obligations	10.6%	Metals and Mining	1.6%
Food and Beverage	6.2%	Automotive: Parts and Accessories	1.4%
Retail	5.1%	Cable and Satellite	0.9%
Health Care	4.9%	Transportation	0.9%
Telecommunications	4.7%	Other Assets and Liabilities (Net)	(1.4)%
Diversified Industrial	3.7%		100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

 6

The Gabelli Focused Growth and Income Fund

Schedule of Investments — September 30, 2022

			Market
Shares		Cost	Value
	COMMON STOCKS — 73.1%
	Automotive: Parts and Accessories — 1.4%
7,000	Aptiv plc†	$365,597	$547,470

	Building and Construction — 2.0%
7,750	Herc Holdings Inc.	149,020	805,070

	Cable and Satellite — 0.9%
7,000	Liberty Media Corp. - Liberty Formula One, Cl. A†	197,542	367,640

	Computer Software and Services — 2.0%
8,300	Alphabet Inc., Cl. C†	246,177	798,045

	Diversified Industrial — 0.7%
775	Roper Technologies Inc.	222,013	278,721

	Energy and Utilities — 20.3%
148,819	Energy Transfer LP	1,053,642	1,641,473
105,401	Enterprise Products Partners LP	1,885,580	2,506,436
101,000	Kinder Morgan Inc.	1,208,800	1,680,640
30,000	NextEra Energy Partners LP	1,265,517	2,169,300
		5,413,539	7,997,849
	Entertainment — 1.0%
70,000	Sirius XM Holdings Inc.	201,906	399,700

	Financial Services — 9.0%
39,000	Apollo Global Management Inc.	1,350,798	1,813,500
12,500	Morgan Stanley	525,580	987,625
87,500	New York Community Bancorp Inc.	743,181	746,375
		2,619,559	3,547,500
	Food and Beverage — 6.2%
86,500	Maple Leaf Foods Inc.	1,415,707	1,292,475
12,500	Mondelēz International Inc., Cl. A	511,477	685,375
5,500	Post Holdings Inc.†	123,539	450,505
		2,050,723	2,428,355
	Health Care — 4.9%
6,000	AbbVie Inc.	636,524	805,260
35,000	Option Care Health Inc.†	191,324	1,101,450
		827,848	1,906,710
	Metals and Mining — 1.6%
15,000	Newmont Corp.	627,538	630,450

	Real Estate Investment Trusts — 18.4%
142,500	Blackstone Mortgage Trust Inc., Cl. A	3,807,316	3,325,950
			Market
Shares		Cost	Value
130,574	VICI Properties Inc.	$2,370,892	$3,897,634
		6,178,208	7,223,584
	Telecommunications — 4.7%
80,000	AT&T Inc.	1,267,502	1,227,200
4,500	T-Mobile US Inc.†	328,888	603,765
		1,596,390	1,830,965

	TOTAL COMMON STOCKS	20,696,060	28,762,059

	PREFERRED STOCKS — 15.9%
	Diversified Industrial — 3.0%
3,909	Babcock & Wilcox Enterprises Inc., 8.125%, 02/28/26	97,725	97,725
46,977	Steel Partners Holdings LP, Ser. A, 6.000%, 02/07/26	976,496	1,093,625
		1,074,221	1,191,350
	Energy and Utilities — 4.4%
75,023	Energy Transfer LP, Ser. D, 7.625%	1,449,772	1,715,776

	Financial Services — 2.5%
22,762	Argo Blockchain plc, Ser. A, 8.750%, 11/30/26	541,411	361,688
49,287	Greenidge Generation Holdings Inc., 8.500%, 10/31/26	1,022,797	601,302
		1,564,208	962,990
	Retail — 5.1%
44,004	Qurate Retail Inc., 8.000%, 03/15/31	3,331,235	2,003,942

	Transportation — 0.9%
19,304	Fortress Transportation and Infrastructure Investors LLC, Ser. A, 8.250%	402,539	353,456

	TOTAL PREFERRED STOCKS	7,821,975	6,227,514

	MANDATORY CONVERTIBLE SECURITIES(a) — 1.8%
	Entertainment — 1.8%
23,075	Paramount Global, Ser. A, 5.750%, 04/01/24	974,818	713,017

See accompanying notes to financial statements.

 7

The Gabelli Focused Growth and Income Fund

Schedule of Investments (Continued) — September 30, 2022

Principal			Market
Amount		Cost	Value
	U.S. GOVERNMENT OBLIGATIONS — 10.6%
$4,190,000	U.S. Treasury Bills, 2.636% to 3.242%††, 11/10/22 to 12/29/22	$4,169,871	$4,170,310

	TOTAL INVESTMENTS — 101.4%	$33,662,724	39,872,900

	Other Assets and Liabilities (Net) — (1.4)%		(545,234)

	NET ASSETS — 100.0%		$39,327,666

(a)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

See accompanying notes to financial statements.

 8

The Gabelli Focused Growth and Income Fund

Statement of Assets and Liabilities

September 30, 2022

Assets:
Investments, at value (cost $33,662,724)	$39,872,900
Cash	5,543
Foreign currency, at value (cost $10,745)	10,645
Receivable for investments sold	143,432
Receivable for Fund shares sold	3,250
Receivable from Adviser	8,292
Dividends receivable	184,536
Prepaid expenses	17,950
Total Assets	40,246,548
Liabilities:
Payable for investments purchased	829,789
Payable for Fund shares redeemed	1,309
Payable for investment advisory fees	34,998
Payable for distribution fees	7,476
Other accrued expenses	45,310
Total Liabilities	918,882
Net Assets
(applicable to 2,638,009 shares outstanding)	$39,327,666
Net Assets Consist of:
Paid-in capital	$33,149,971
Total distributable earnings	6,177,695
Net Assets	$39,327,666

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($5,133,698 ÷ 347,163 shares outstanding; 100,000,000 shares authorized)	$14.79
Class A:
Net Asset Value and redemption price per share ($10,809,746 ÷ 721,986 shares outstanding; 50,000,000 shares authorized)	$14.97
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$15.88
Class C:
Net Asset Value and redemption price per share ($4,357,248 ÷ 355,573 shares outstanding; 50,000,000 shares authorized)	$12.25	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($19,026,974 ÷ 1,213,287 shares outstanding; 50,000,000 shares authorized)	$15.68

Statement of Operations

For the Year Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding taxes of $11,501)	$1,483,647
Interest	17,896
Total Investment Income	1,501,543
Expenses:
Investment advisory fees	411,185
Distribution fees - Class AAA	15,841
Distribution fees - Class A	27,980
Distribution fees - Class C	63,197
Registration expenses	56,282
Legal and audit fees	55,418
Shareholder communications expenses	39,064
Shareholder services fees	21,818
Custodian fees	5,559
Directors’ fees	3,242
Interest expense	611
Miscellaneous expenses	12,708
Total Expenses	712,905
Less:
Expense reimbursements (See Note 3)	(119,130)
Net Expenses	593,775
Net Investment Income	907,768
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	1,696,620
Net realized gain on foreign currency transactions	285
Net realized gain on investments and foreign currency transactions	1,696,905
Net change in unrealized appreciation/depreciation:
on investments	(7,868,129)
on foreign currency translations	(126)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(7,868,255)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(6,171,350)
Net Decrease in Net Assets Resulting from Operations	$(5,263,582)

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

 9

The Gabelli Focused Growth and Income Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2022	Year Ended September 30, 2021

Operations:
Net investment income	$907,768	$763,540
Net realized gain on investments and foreign currency transactions	1,696,905	6,177,026
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(7,868,255)	6,127,552
Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,263,582)	13,068,118

Distributions to Shareholders:
Class AAA	(261,923)	(246,442)
Class A	(463,689)	(274,575)
Class C	(309,413)	(301,224)
Class I	(694,230)	(435,658)
Total Distributions to Shareholders	(1,729,255)	(1,257,899)

Capital Share Transactions:
Class AAA	(871,432)	(4,833,791)
Class A	3,794,627	(298,998)
Class C	(2,842,573)	(1,224,967)
Class I	5,996,510	4,175,125
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	6,077,132	(2,182,631)

Net Increase/(Decrease) in Net Assets	(915,705)	9,627,588
Net Assets:
Beginning of year	40,243,371	30,615,783
End of year	$39,327,666	$40,243,371

See accompanying notes to financial statements.

 10

The Gabelli Focused Growth and Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)		Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)(b)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement(c)		Portfolio Turnover Rate

Class AAA
2022	$17.50	$0.32	$(2.31)	$(1.99)	$(0.66)	$(0.06)	$(0.72)	$—		$14.79	(11.85)%	$5,134	1.85%	1.72%	1.72%		46%
2021	12.48	0.34	5.22	5.56	(0.54)	—	(0.54)	—		17.50	44.76	6,927	2.15	1.96	1.96		54
2020	12.93	(0.03)	(0.42)	(0.45)	—	—	—	0.00	(d)	12.48	(3.48)	8,713	(0.24)	1.71	1.71		59
2019	13.84	(0.07)	(0.83)	(0.90)	—	(0.01)	(0.01)	—		12.93	(6.50)	12,189	(0.56)	1.64	1.64	(e)	67
2018	14.61	(0.09)	(0.61)	(0.70)	—	(0.07)	(0.07)	0.00	(d)	13.84	(4.78)	16,630	(0.63)	1.53	1.53		105
Class A
2022	$17.71	$0.34	$(2.36)	$(2.02)	$(0.66)	$(0.06)	$(0.72)	$—		$14.97	(11.88)%	$10,810	1.94%	1.72%	1.70	%(f)	46%
2021	12.62	0.30	5.33	5.63	(0.54)	—	(0.54)	—		17.71	44.82	8,958	1.83	1.96	1.96		54
2020	13.06	(0.03)	(0.41)	(0.44)	—	—	—	0.00	(d)	12.62	(3.37)	6,644	(0.24)	1.71	1.71		59
2019	13.98	(0.07)	(0.84)	(0.91)	—	(0.01)	(0.01)	—		13.06	(6.51)	9,013	(0.57)	1.64	1.64	(e)	67
2018	14.76	(0.09)	(0.62)	(0.71)	—	(0.07)	(0.07)	0.00	(d)	13.98	(4.80)	15,137	(0.65)	1.53	1.53		105
Class C
2022	$14.73	$0.15	$(1.91)	$(1.76)	$(0.66)	$(0.06)	$(0.72)	$—		$12.25	(12.54)%	$4,357	1.02%	2.47%	2.47%		46%
2021	10.64	0.15	4.48	4.63	(0.54)	—	(0.54)	—		14.73	43.75	8,143	1.13	2.71	2.71		54
2020	11.10	(0.11)	(0.35)	(0.46)	—	—	—	0.00	(d)	10.64	(4.14)	6,926	(1.00)	2.46	2.46		59
2019	11.97	(0.14)	(0.72)	(0.86)	—	(0.01)	(0.01)	—		11.10	(7.18)	13,807	(1.33)	2.39	2.39	(e)	67
2018	12.74	(0.17)	(0.53)	(0.70)	—	(0.07)	(0.07)	0.00	(d)	11.97	(5.48)	24,992	(1.38)	2.28	2.28		105
Class I
2022	$18.35	$0.54	$(2.49)	$(1.95)	$(0.66)	$(0.06)	$(0.72)	$—		$15.68	(11.07)%	$19,027	2.94%	1.47%	0.80	%(f)	46%
2021	12.94	0.46	5.49	5.95	(0.54)	—	(0.54)	—		18.35	46.21	16,215	2.70	1.71	0.95	(f)	54
2020	13.36	0.00 (d)	(0.42)	(0.42)	—	—	—	0.00	(d)	12.94	(3.14)	8,333	0.01	1.46	1.46		59
2019	14.27	(0.05)	(0.85)	(0.90)	—	(0.01)	(0.01)	—		13.36	(6.30)	15,555	(0.36)	1.39	1.39	(e)	67
2018	15.02	(0.06)	(0.62)	(0.68)	—	(0.07)	(0.07)	0.00	(d)	14.27	(4.50)	34,947	(0.39)	1.28	1.28		105

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Due to capital share activity, net investment income/(loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(c)	The Fund incurred interest expense. For the fiscal years ended September 30, 2022 and 2020, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.72% and 1.70% (Class AAA), 1.69% and 1.70% (Class A), 2.47% and 2.45% (Class C), and 0.80% and 1.45% (Class I), respectively. For the fiscal years ended September 30, 2021, 2019, and 2018, the effect of interest expense was minimal.

(d)	Amount represents less than $0.005 per share.

(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. If such credits had not been received the ratios of operating expenses to average net assets would have been 1.64% (Class AAA and Class A), 2.39% (Class C), and 1.40% (Class I) for the fiscal year ended September 30, 2019.

(f)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $119,130 and $97,862 for the fiscal years ended September 30, 2022 and 2021, respectively.

See accompanying notes to financial statements.

 11

The Gabelli Focused Growth and Income Fund
Notes to Financial Statements

1. Organization. The Gabelli Focused Growth and Income Fund, a series of the Gabelli Equity Series Funds, Inc. (the Corporation), was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of four separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund seeks to provide a high level of capital appreciation. The Fund commenced investment operations on December 31, 2002. Effective January 14, 2021, The Gabelli Focus Five Fund changed its name to Gabelli Focused Growth and Income Fund with a corresponding change in the name of each of its Classes of Shares.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

12

The Gabelli Focused Growth and Income Fund
Notes to Financial Statements (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 09/30/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$28,762,059	—	$28,762,059
Preferred Stocks (a)	6,227,514	—	6,227,514
Mandatory Convertible Securities (a)	713,017	—	713,017
U.S. Government Obligations	—	$4,170,310	4,170,310
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$35,702,590	$4,170,310	$39,872,900

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at September 30, 2022 or September 30, 2021.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not

13

The Gabelli Focused Growth and Income Fund
Notes to Financial Statements (Continued)

available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each

14

The Gabelli Focused Growth and Income Fund
Notes to Financial Statements (Continued)

fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to distribution in excess of income and prior year post financial statement adjustments. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2022, reclassifications were made to decrease paid-in capital by $601,468, with an offsetting adjustment to total distributable earnings.

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

The tax character of distributions paid during the fiscal years ended September 30, 2022 and 2021 was as follows:

	Year Ended September 30, 2022	Year Ended September 30, 2021
Distributions paid from:
Ordinary income	$1,570,423	$1,257,899
Net long term capital gains	158,832	—
Total distributions paid	$1,729,255	$1,257,899

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

15

The Gabelli Focused Growth and Income Fund
Notes to Financial Statements (Continued)

At September 30, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$6,177,695
Total	$6,177,695

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund utilized $1,371,433 of the capital loss carryovers for the fiscal year ended September 30, 2022.

At September 30, 2022, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to tax basis adjustments on investments in partnerships, tax basis adjustments on investments in real estate investment trusts, and deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$33,695,105	$9,141,859	$(2,964,064)	$6,177,795

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2022, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Effective August 17, 2022, the Adviser has agreed to add the Fund’s Class A shares to the classes of shares of the Fund for which the Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of Class I and Class A (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 0.80% and 1.25% of the value of that class’s average daily net assets. This agreement is in effect through January 31, 2023 for Class I and through January 31, 2024 for Class A, and may be terminated only by the Board before such time. During the fiscal year ended September

16

The Gabelli Focused Growth and Income Fund
Notes to Financial Statements (Continued)

30, 2022, the Adviser reimbursed expenses in the amount of $119,130 for Class I and Class A. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Class I Shares would not exceed 0.80% of the value of the Class I average daily net assets and of the Class A Shares would not exceed 1.25% of the value of the Class A average daily net assets. At September 30, 2022, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $216,992.

For the fiscal year ended September 30, 2021, expiring September 30, 2023	$97,862
For the fiscal year ended September 30, 2022, expiring September 30, 2024	119,130
$216,992

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2022, other than short term securities and U.S. Government obligations, aggregated $21,644,386 and $18,421,491, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2022, the Fund paid $225 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $13,836 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 1, 2023 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At September 30, 2022, there were no borrowings under the line of credit.

The average daily amount of borrowings outstanding under the line of credit for the eighteen days of borrowing during the fiscal year ended September 30, 2022 was $358,889 with a weighted average interest rate of 2.32%. The maximum amount borrowed at any time during the fiscal year ended September 30, 2022 was $550,000.

8. Capital Stock. The Fund offers three classes of shares – Class AAA Shares, Class A Shares, and Class I Shares. Effective January 3, 2022, (the Effective Date) the Fund’s Class C Shares were “closed to all purchases.”

17

The Gabelli Focused Growth and Income Fund
Notes to Financial Statements (Continued)

“Closed to all purchases” means neither new investors nor existing shareholders may purchase any additional Class C Shares after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2022 and 2021, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	13,659	$238,395	12,780	$207,769
Shares issued upon reinvestment of distributions	15,178	259,825	14,570	244,259
Shares redeemed	(77,549)	(1,369,652)	(329,648)	(5,285,819)
Net decrease	(48,712)	$(871,432)	(302,298)	$(4,833,791)
Class A
Shares sold	296,096	$5,199,572	97,320	$1,561,225
Shares issued upon reinvestment of distributions	24,683	424,570	14,276	244,498
Shares redeemed	(104,658)	(1,829,515)	(132,380)	(2,104,721)
Net increase/(decrease)	216,121	$3,794,627	(20,784)	$(298,998)
Class C
Shares sold	25,571	$379,123	63,456	$902,093
Shares issued upon reinvestment of distributions	21,458	307,817	20,969	300,090
Shares redeemed	(244,093)	(3,529,513)	(182,584)	(2,427,150)
Net decrease	(197,064)	$(2,842,573)	(98,159)	$(1,224,967)
Class I
Shares sold	442,419	$8,052,682	345,547	$5,842,285
Shares issued upon reinvestment of distributions	36,466	654,993	23,078	409,395
Shares redeemed	(149,221)	(2,711,165)	(129,025)	(2,076,555)
Net increase	329,664	$5,996,510	239,600	$4,175,125

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

18

The Gabelli Focused Growth and Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Focused Growth and Income Fund
and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Focused Growth and Income Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York
November 29, 2022

19

The Gabelli Focused Growth and Income Fund
Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 16, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

20

The Gabelli Focused Growth and Income Fund
Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and Officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Focused Growth and Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 80	Since 1991	31	Chairman, Chief Executive Officer, and Chief Investment Officer- Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 78	Since 1991	12	Former Senior Vice President of G.research, LLC (and its predecessor) (1991-2019)	—

INDEPENDENT DIRECTORS[5]:

Elizabeth C. Bogan Director Age: 78	Since 2019	12	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director Age: 86	Since 1991	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 78	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 83	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

21

The Gabelli Focused Growth and Income Fund
Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
Kuni Nakamura Director Age: 54	Since 2009	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—

Anthonie C. van Ekris[6] Director Age: 88	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 76	Since 2001	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

22

The Gabelli Focused Growth and Income Fund
Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President and Treasurer Age: 46	Since 2017	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President Age: 69	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 63	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

23

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI FOCUSED GROWTH AND INCOME FUND

2022 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2022, the Fund paid to shareholders ordinary income distributions totaling $0.6600 for each Class, and long term capital gains totaling $158,832, or the maximum allowable. For the fiscal year ended September 30, 2022, 69.26% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 74.54% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relied Reconciliation Act of 2003. The Fund designates 0.95% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2022 which was derived from U.S. Treasury securities was 0.95%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Focused Growth and Income Fund did not meet this strict requirement in 2022. The percentage of U.S. Government securities held as of September 30, 2022 was 10.60%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

___________

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI FOCUSED GROWTH AND INCOME FUND

One Corporate Center
Rye, NY 10580-1422

Portfolio Manager’s Biography

Daniel M. Miller currently serves as a portfolio manager of Gabelli Funds, LLC and is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in Finance from the University of Miami in Coral Gables, Florida.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily
by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Elizabeth C. Bogan
Senior Lecturer,
Princeton University

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer,
KeySpan Corp.

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Robert J. Morrissey
Partner,
Morrissey, Hawkins & Lynch

Kuni Nakamura
President,
Advanced Polymer, Inc.

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President & Treasurer

Peter Goldstein
Secretary and Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT AND
DIVIDEND DISBURSING
AGENT

DST Asset Manager
Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Focused Growth and Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q322AR

GABELLI
FUNDS

THE GABELLI FOCUSED GROWTH AND INCOME FUND

Annual Report
September 30, 2022

The Gabelli Global Financial

Services Fund

Annual Report — September 30, 2022

Ian Lapey Portfolio Manager BA, Williams College MS, Northeastern University MBA, New York University

To Our Shareholders,

For the fiscal year ended September 30, 2022, the net asset value (NAV) total return per Class AAA Share of The Gabelli Global Financial Services Fund was (19.8)% compared with a total return of (19.0)% for the Morgan Stanley Capital International (MSCI) World Financials Index. Other classes of shares are available. See page 5 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2022.

Performance Discussion (Unaudited)

The goal of the Fund is to generate long term capital appreciation, and under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the securities of companies principally engaged in the group of industries comprising the financial services sector. The Fund considers a company to be engaged in financial services if it devotes a significant portion of its assets to or derives a significant portion of its revenues from providing financial services. The Adviser’s investment philosophy with respect to buying and selling equity securities is to identify assets that are selling in the public market at a discount to their private market value (PMV). The Adviser defines PMV as the value informed purchasers are willing to pay to acquire assets with similar characteristics.

During the fiscal year ended September 30, 2022, the common stocks of most global financial services companies declined owing primarily to macroeconomic concerns about the ongoing war in Ukraine, inflation, lower stock and bond prices and lingering effects from the COVID-19 pandemic. Despite these significant challenges, the businesses and financial positions of the vast majority of the Fund’s holdings have been resilient. While the near term earnings outlook continues to be uncertain, the medium to long term outlook seems to be promising, particularly for banks and insurance companies that should benefit from the recent increase in interest rates.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

The largest negative contributor during the fiscal year was the common stock of Westwood Holdings Group (2.5% of the portfolio as of September 30, 2022; down 47% for the fiscal year), a Dallas based asset management firm. In June 2021, Westwood rejected an unsolicited proposal to acquire the company for $25 per share in cash, and the stock closed the fiscal year at $9.63. Like other asset managers, Westwood’s financial results have been negatively impacted by the weak equity markets. In May 2022, Westwood announced the acquisition of Salient Partners, a Houston based asset management firm with about $4 billion in Assets Under Management (“AUM”). This transaction, which is expected to close by year end, would be funded with Westwood’s existing cash. The acquisition was projected to increase Westwood’s AUM by about 30% and be significantly accretive to earnings.

The next largest negative contributors were the common stocks of Capital One Financial (3.7%; -42%), Ally Financial (2.3%; -44%) and Citigroup (3.7%; -38%). As the table below shows, the businesses of each of these companies performed very well with robust profits and returns on tangible common equity. Each company paid healthy dividends to shareholders and repurchased a significant percentage of their outstanding shares.

	12 months ended 6/30/22 $ in billions
Company	Net Income	Earnings Per Share	ROTC (1)	Dividends Per Share	Change in O/S Shares
Ally Financial	2,388	$6.94	16.1%	$1.10	-13.7%
Capital One Financial	9,550	$22.77	22.0%	$3.00	-14.0%
Citigroup	18,316	$7.82	11.8%	$2.04	-4.4%

(1) Return on Tangible Common Equity

Nevertheless, the common stocks of each of these companies performed very poorly owing primarily to concerns about an economic slowdown and rising credit costs. However, as indicated below, these companies have significantly larger reserves for loan losses than they did before the COVID-19 pandemic as actual loan losses during the pandemic were minimal and a new accounting regulation adopted in 2020 requires banks to hold more reserves for potential loan losses. The extremely depressed valuations of the common stocks at roughly 50-100% of tangible book value and 4-5 times earnings appear to provide a large margin of safety.

		ACL (3) / Loans
Company	Stock Return (2)	12/31/2019	6/30/2022	Price to TBV (4)	Price to LTM Earnings (5)
Ally Financial	-43.3%	1.0%	2.7%	81%	4.0
Capital One Financial	-41.2%	2.7%	3.9%	105%	4.0
Citigroup	-37.7%	1.8%	2.4%	52%	5.3

(2) Including dividends

(3) Allowance for Credit Losses.

(4) Tangible Book Value (adjusted for dividends)

(5) Based on earnings for the 12 months ended 6/30/22.

Sources: Company reports, GAMCO Investors.

 2

The strength of the US dollar also negatively impacted performance. Most notably, the Japanese Yen, British Pound and Euro fell 23%, 17% and 15%, respectively, during the fiscal year. The Fund had 7%, 6% and 20% of its net assets invested in the common stocks of companies based in Japan, the U.K and Europe, respectively, as of September 30, 2022. For several of these companies, there is at least a partial natural hedge as they have significant operations in the US. Weaker home currencies can enhance global competitiveness and also increase the value of international earnings. For example, Toyota Motor (3.1%; -26%), Daimler Truck (2.8%; -32%), Aegon (2.7%; -19%), Mercedez-Benz Group (1.9%; -26%) and Barclays (1.3%; -35%) all have significant US operations that should benefit from the strong US dollar.

The common stock of Pzena Investment Management, Inc. (3.4%; +9%) was the largest positive contributor. In July, the company announced a management led buyout at a 49% premium to the previous day’s close and a 46% premium to the 90 calendar day volume weighted average price. The Fund sold nearly half its position after the transaction was announced at prices close to the $9.60 per share offer price to add to other positions that appeared to offer more attractive return potential. Another positive contributor was Standard Chartered (2.6%; +10%), a UK based banking group focused on emerging markets in Asia, the Middle East and Africa. Despite economic weakness associated with the Covid-19 pandemic in many of its markets, the company has generated solid financial results in 2022 with 8% growth in pre-tax earnings and maintained a strong financial position with a 13.9% Tier One Common Equity (“CET1”) ratio. The common stock still trades at only about 50% of tangible book value and 8 times earnings.

The Fund’s aggregate valuation metrics are extremely attractive at about 65% of book value, 75% of tangible book value and 8.5 times 2022 projected earnings. As the table below shows, many of the Fund’s holdings have continued their multi-year share repurchase programs. Additionally, several European banks, which previously strongly favored dividends for capital returns, have launched significant share repurchase programs over the last year. It is noteworthy that the European Central Bank, which halted dividends (and share repurchases) during the COVID-19 pandemic, has approved share repurchases and dividends by European banks this year despite the war in Ukraine. I believe these share repurchases have been prudent because the companies have strong financial positions, and their common stocks are undervalued. I have also been adding to my significant personal position in the Fund.

 3

	Position	Share count % change (1)
Company	Size	YTD	3 yr.	7 yr.
Ally Financial Inc.	2.3%	-7.4%	-20.4%	-35.1%
Barclays PLC	1.3%	-1.4%	-4.1%	-1.4%
BBVA	1.8%	-8.0%	-9.7%	-4.5%
BNY Mellon	3.8%	0.5%	-14.3%	-27.0%
Capital One Financial	3.7%	-7.3%	-18.4%	-29.3%
Citigroup	3.7%	-2.4%	-14.3%	-35.7%
Daiwa Securities Group	2.2%	0.1%	-5.3%	-13.2%
Diamond Hill Investment Group	2.1%	-1.5%	-9.3%	-7.1%
First American Financial	3.1%	-4.3%	-6.4%	-3.3%
Franklin Resources	0.8%	-0.7%	-1.1%	-18.9%
ING Group	1.4%	-0.9%	-3.9%	-3.2%
Jefferies Financial Group	3.8%	-6.0%	-23.7%	-36.8%
NatWest Group PLC	2.1%	-7.4%	-13.7%	-9.8%
NN Group	3.1%	-2.2%	-10.7%	-11.7%
Standard Chartered	2.6%	-2.9%	-8.9%	16.5%
State Street Corporation	2.4%	0.4%	-1.3%	-9.9%
Toyota Motor	3.1%	-0.3%	-2.4%	-11.5%

(1) As of 6/30/22 except for Jefferies (8/31/22).

Thank you for your continued interest and trust.

The views expressed reflect the opinions of the Fund's portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

 4

Comparative Results

Average Annual Returns through September 30, 2022 (a)(b) (Unaudited)

Average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

			Since
			Inception
	1 Year	3 Year	(10/1/18)
Class AAA (GAFSX)	(19.79)%	2.61%	(0.36)%
MSCI World Financials Index (c)	(18.99)	2.23	1.70
Class A (GGFSX)	(19.75)	2.67	(0.31)
With sales charge (d)	(24.36)	0.66	(1.77)
Class C (GCFSX)	(20.35)	1.80	(1.12)
With contingent deferred sales charge (e)	(21.15)	1.80	(1.12)
Class I (GFSIX)	(19.57)	2.85	(0.12)

(a)	The Fund’s fiscal year ends September 30.

(b)	Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.

(c)	The MSCI World Financials Index captures large and mid cap securities in the Financials sector across Developed Markets countries. Dividends are considered reinvested. You cannot invest directly in an index.

(d)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated January 28, 2022, the gross expense ratios for Class AAA, A, C, and I Shares are 2.04%, 2.04%, 2.79%, and 1.79%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 1.25%, 1.25%, 2.00%, and 1.00%, respectively. See page 12 for the expense ratios for the year ended September 30, 2022. The contractual reimbursements are in effect through January 31, 2023. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

 5

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL FINANCIAL SERVICES FUND (CLASS AAA SHARES) AND MSCI WORLD
FINANCIALS INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	3 Year	Since Inception
Class AAA	(19.79)%	2.61%	(0.36)%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 6

The Gabelli Global Financial Services Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2022 through September 30, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case - because the hypothetical return used is not the Fund’s actual return - the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2022.

	Beginning Account Value 04/01/22	Ending Account Value 09/30/22	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Global Financial Services Fund
Actual Fund Return
Class AAA	$1,000.00	$837.50	1.24%	$5.71
Class A	$1,000.00	$837.70	1.24%	$5.71
Class C	$1,000.00	$833.90	2.00%	$9.19
Class I	$1,000.00	$838.40	1.00%	$4.61
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.85	1.24%	$6.28
Class A	$1,000.00	$1,018.85	1.24%	$6.28
Class C	$1,000.00	$1,015.04	2.00%	$10.10
Class I	$1,000.00	$1,020.05	1.00%	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

 7

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2022:

The Gabelli Global Financial Services Fund

Banks	25.1%	Institutional Brokerage	6.0%
Diversified Banks	14.4%	Consumer Finance	6.0%
Insurance	13.4%	Reinsurance	4.0%
Investment Management	10.1%	Other Assets and Liabilities (Net)	(0.0)%*
Automobiles	7.9%		100.0%
Homebuilders	6.9%	____________________
Institutional Trust, Fiduciary, and Custody	6.2%	* Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

 8

The Gabelli Global Financial Services Fund
Schedule of Investments — September 30, 2022

Shares		Cost	Market Value
	COMMON STOCKS — 100.0%
	Automobiles — 7.9%
26,150	Daimler Truck Holding AG†	$788,401	$598,421
8,200	Mercedes-Benz Group AG	455,002	420,706
5,200	Toyota Motor Corp., ADR	698,831	677,508
		1,942,234	1,696,635
	Banks — 25.1%
84,000	Banco Bilbao Vizcaya Argentaria SA	444,904	380,379
88,000	Commerzbank AG†	521,361	633,206
395,200	Dah Sing Banking Group Ltd.	399,382	261,800
201,500	Dah Sing Financial Holdings Ltd.	811,167	458,979
1,356	First Citizens BancShares Inc., Cl. A	452,580	1,081,315
33,600	ING Groep NV	275,432	291,691
58,800	Japan Post Bank Co. Ltd.	557,914	409,930
20,100	Shinhan Financial Group Co. Ltd., ADR	631,017	462,300
33,297	TrustCo Bank Corp. NY	1,088,527	1,046,192
7,950	Webster Financial Corp.	243,975	359,340
		5,426,259	5,385,132
	Consumer Finance — 6.0%
17,680	Ally Financial Inc.	430,620	492,034
8,610	Capital One Financial Corp.	826,394	793,584
		1,257,014	1,285,618
	Diversified Banks — 14.4%
173,000	Barclays plc	342,582	278,735
18,900	Citigroup Inc.	1,076,704	787,563
54,420	Credit Agricole SA	625,216	446,088
19,000	Credit Suisse Group AG	104,562	76,562
12,045	Hana Financial Group Inc.	343,779	298,452
176,285	NatWest Group plc	445,964	444,641
10,010	Societe Generale SA	216,210	200,277
87,100	Standard Chartered plc	545,608	551,222
		3,700,625	3,083,540
	Homebuilders — 6.9%
4,230	Cavco Industries Inc.†	683,258	870,365
35,913	Legacy Housing Corp.†	455,207	615,908
		1,138,465	1,486,273
	Institutional Brokerage — 6.0%
121,000	Daiwa Securities Group Inc.	637,647	473,533
28,010	Jefferies Financial Group Inc.	554,383	826,295
		1,192,030	1,299,828
	Institutional Trust, Fiduciary, and Custody — 6.2%
8,550	State Street Corp.	450,942	519,925
Shares		Cost	Market Value
21,100	The Bank of New York Mellon Corp.	$921,568	$812,772
		1,372,510	1,332,697
	Insurance — 13.4%
144,118	Aegon NV	557,354	579,378
1,007	E-L Financial Corp. Ltd.	729,877	624,022
14,350	First American Financial Corp.	829,916	661,535
42,868	HG Holdings Inc.†	381,956	332,227
17,179	NN Group NV	689,193	672,946
		3,188,296	2,870,108
	Investment Management — 10.1%
2,770	Diamond Hill Investment Group Inc.	481,829	457,050
7,700	Franklin Resources Inc.	159,316	165,704
76,687	Pzena Investment Management Inc., Cl. A	569,310	726,993
152,400	The Westaim Corp.†	303,067	287,953
55,209	Westwood Holdings Group Inc.	748,438	531,663
		2,261,960	2,169,363
	Reinsurance — 4.0%
17,650	Axis Capital Holdings Ltd.	889,520	867,497

	TOTAL COMMON STOCKS	22,368,913	21,476,691

	TOTAL INVESTMENTS — 100.0%	$22,368,913	21,476,691
	Other Assets and Liabilities (Net) — (0.0)%		6,456
	NET ASSETS — 100.0%		$21,483,147

†	Non-income producing security.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

9

The Gabelli Global Financial Services Fund

Statement of Assets and Liabilities
September 30, 2022
Assets:
Investments, at value (cost $22,368,913)	$21,476,691
Cash	24,706
Foreign currency, at value (cost $3,587)	3,630
Receivable for investments sold	59,379
Receivable from Adviser	13,243
Dividends and interest receivable	66,579
Prepaid expenses	9,150
Total Assets	21,653,378
Liabilities:
Payable for investments purchased	114,603
Payable for investment advisory fees	18,987
Payable for distribution fees	79
Payable for legal and audit fees	21,851
Payable for shareholder communications	9,022
Other accrued expenses	5,689
Total Liabilities	170,231
Net Assets
(applicable to 2,312,252 shares outstanding)	$21,483,147
Net Assets Consist of:
Paid-in capital	$22,457,294
Total accumulated loss	(974,147)
Net Assets	$21,483,147

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($339,367 ÷ 36,555 shares outstanding; 120,000,000 shares authorized)	$9.28
Class A:
Net Asset Value and redemption price per share ($14,943 ÷ 1,600 shares outstanding; 60,000,000 shares authorized)	$9.34
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$9.91
Class C:
Net Asset Value and offering price per share ($956 ÷ 104 shares outstanding; 20,000,000 shares authorized)	$9.19	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($21,127,881 ÷ 2,273,993 shares outstanding; 150,000,000 shares authorized)	$9.29

(a)	Redemption price varies based on the length of time held.
Statement of Operations
For the Year Ended September 30, 2022
Investment Income:
Dividends (net of foreign withholding
taxes of $67,450)	$808,325
Non-cash dividends	125,028
Interest	3,022
Total Investment Income	936,375
Expenses:
Investment advisory fees	248,187
Distribution fees - Class AAA	1,313
Distribution fees - Class A	55
Distribution fees - Class C	12
Registration expenses	50,352
Legal and audit fees	44,305
Shareholder communications expenses	19,478
Shareholder services fees	12,406
Custodian fees	9,908
Tax expense	4,565
Directors’ fees	1,986
Miscellaneous expenses	12,978
Total Expenses	405,545
Less:
Expense reimbursements (See Note 3)	(149,730)
Expenses paid indirectly by broker (See Note 6)	(1,684)
Total Credits and Reimbursements	(151,414)
Net Expenses	254,131
Net Investment Income	682,244
Net Realized and Unrealized Gain/(Loss) on Investments, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized gain on investments	322,209
Net realized gain on forward foreign exchange contracts	70
Net realized loss on foreign currency transactions	(6,911)
Net realized gain on investments, forward foreign exchange contracts, and foreign currency transactions	315,368
Net change in unrealized appreciation/depreciation:
on investments	(6,205,980)
on foreign currency translations	(2,527)
Net change in unrealized appreciation/depreciation on investments, and foreign currency translations	(6,208,507)
Net Realized and Unrealized Gain/(Loss) on Investments, Forward Foreign Exchange Contracts, and Foreign Currency	(5,893,139)
Net Decrease in Net Assets Resulting from Operations	$(5,210,895)

See accompanying notes to financial statements.

10

The Gabelli Global Financial Services Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021

Operations:
Net investment income	$682,244	$588,897
Net realized gain on investments, forward foreign exchange contracts, and foreign currency transactions	315,368	141,531
Net change in unrealized appreciation/depreciation on investments, and foreign currency translations	(6,208,507)	8,856,888
Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,210,895)	9,587,316

Distributions to Shareholders:
Accumulated earnings
Class AAA	(11,914)	(858)
Class A	(541)	(92)
Class C	(15)	(8)
Class I	(520,749)	(285,578)
Total Distributions to Shareholders	(533,219)	(286,536)

Capital Share Transactions:
Class AAA	(111,295)	453,786
Class A	(15,451)	18,752
Class C	15	8
Class I	2,534,641	1,544,852
Net Increase in Net Assets from Capital Share Transactions	2,407,910	2,017,398

Net Increase/(Decrease) in Net Assets	(3,336,204)	11,318,178
Net Assets:
Beginning of year	24,819,351	13,501,173
End of year	$21,483,147	$24,819,351

See accompanying notes to financial statements.

11

The Gabelli Global Financial Services Fund
Financial Highlights
Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Total Distributions	Redemption Fees(a)		Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income		Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement(b)		Portfolio Turnover Rate
Class AAA
2022	$11.80	$0.27	(c)	$(2.56)	$(2.29)	$(0.23)	$(0.23)	$—		$9.28	(19.79)%	$339	2.39	%(c)	1.88%	1.27	%(d)(e)	26%
2021	7.08	0.33		4.52	4.85	(0.13)	(0.13)	—		11.80	69.04	564	2.99		2.04	1.25	(d)	19
2020	9.09	0.11		(1.90)	(1.79)	(0.22)	(0.22)	0.00	(f)	7.08	(20.33)	47	1.34		2.51	1.25	(d)	18
2019(g)	10.00	0.27		(1.15)	(0.88)	(0.03)	(0.03)	—		9.09	(8.76)	134	3.01		2.32	1.25		14
Class A
2022	$11.86	$0.27	(c)	$(2.57)	$(2.30)	$(0.22)	$(0.22)	$—		$9.34	(19.75)%	$15	2.34	%(c)	1.88%	1.27	%(d)(e)	26%
2021	7.08	0.32		4.54	4.86	(0.08)	(0.08)	—		11.86	69.07	33	2.94		2.04	1.25	(d)	19
2020	9.10	0.16		(1.94)	(1.78)	(0.24)	(0.24)	0.00	(f)	7.08	(20.24)	8	2.12		2.51	1.25	(d)	18
2019(g)	10.00	0.35		(1.22)	(0.87)	(0.03)	(0.03)	—		9.10	(8.71)	10	3.77		2.32	1.25		14
Class C
2022	$11.68	$0.29	(c)	$(2.64)	$(2.35)	$(0.14)	$(0.14)	$—		$9.19	(20.35)%	$1	2.62	%(c)	2.63%	2.02	%(d)(e)	26%
2021	7.03	0.18		4.55	4.73	(0.08)	(0.08)	—		11.68	67.59	1	1.77		2.79	2.00	(d)	19
2020	9.05	0.06		(1.91)	(1.85)	(0.17)	(0.17)	0.00	(f)	7.03	(20.97)	1	0.76		3.26	2.00	(d)	18
2019(g)	10.00	0.17		(1.11)	(0.94)	(0.01)	(0.01)	—		9.05	(9.39)	1	1.85		3.08	2.00		14
Class I
2022	$11.80	$0.31	(c)	$(2.57)	$(2.26)	$(0.25)	$(0.25)	$—		$9.29	(19.57)%	$21,128	2.76	%(c)	1.63%	1.02	%(d)(e)	26%
2021	7.08	0.29		4.58	4.87	(0.15)	(0.15)	—		11.80	69.45	24,221	2.79		1.79	1.00	(d)	19
2020	9.11	0.14		(1.91)	(1.77)	(0.26)	(0.26)	0.00	(f)	7.08	(20.17)	13,445	1.84		2.26	1.00	(d)	18
2019(g)	10.00	0.28		(1.13)	(0.85)	(0.04)	(0.04)	—		9.11	(8.51)	13,093	3.05		2.07	1.00		14

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the period and sold at the end of the period. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $149,730, $165,217, $174,126, and $124,154 for the fiscal years ended September 30, 2022, 2021, 2020, and 2019, respectively.
(c)	Includes income resulting from special dividends. Without these dividends, the per share income amounts would have been $0.21 (Class AAA and Class A), $0.23 (Class C), and $0.25 (Class I), and the net investment income ratios would have been 1.88% (Class AAA), 1.84% (Class A), 2.12% (Class C), and 2.25% (Class I) for the fiscal year ended September 30, 2022.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund expenses. For the fiscal years ended September 30, 2022, 2021, and 2020, if credits had not been received, the expense ratios would have been 1.28%, 1.26%, and 1.26% (Class AAA and Class A), 2.02%, 2.01%, and 2.01% (Class C), and 1.03%, 1.01%, and 1.01% (Class I), respectively.
(e)	The Fund incurred tax expense for the fiscal year ended September 30, 2022. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.25% (Class AAA and Class A), 2.00% (Class C), and 1.00% (Class I).
(f)	Amount represents less than $0.005 per share.
(g)	The Fund commenced investment operations on October 1, 2018.

See accompanying notes to financial statements.

12

The Gabelli Global Financial Services Fund
Notes to Financial Statements

1.  Organization. The Gabelli Global Financial Services Fund, a series of the Gabelli Equity Series Funds, Inc. (the Corporation), was incorporated on July 25, 1991 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of four separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund seeks to provide capital appreciation. The Fund commenced investment operations on October 1, 2018.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

13

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2022 is as follows:

	Valuation Inputs
		Level 2 Other
	Level 1	Significant	Total Market Value
	Quoted Prices	Observable Inputs	at 09/30/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Insurance	$2,246,086	$624,022	$2,870,108
Other Industries (a)	18,606,583	—	18,606,583
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$20,852,669	$624,022	$21,476,691

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at September 30, 2022 or September 30, 2021.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not

14

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2022, the Fund did not hold any restricted securities.

15

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses and disallowed expenses. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2022, reclassifications were made to decrease paid-in capital by $4,565, with an offsetting adjustment to total accumulated loss.

The tax character of distributions paid during the fiscal years ended September 30, 2022 and 2021 was as follows:

	Year Ended September 30, 2022	Year Ended September 30, 2021
Distributions paid from:
Ordinary income (a)	$533,219	$286,536
Total distributions paid	$533,219	$286,536

(a)	The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. See page 26 for additional information.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund

16

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2022, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$634,950
Accumulated capital loss carryforwards	(690,741)
Net unrealized depreciation on investments and foreign currency translations	(918,356)
Total	$(974,147)

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. The Fund has a short term capital loss carryforward with no expiration of $471,608 and a long term capital loss carryforward with no expiration of $219,133.

The Fund utilized $379,643 of the capital losses carryover for the fiscal year ended September 30, 2022.

At September 30, 2022, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to the deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized depreciation at September 30, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$22,392,901	$2,249,690	$(3,165,900)	$(916,210)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2022, the Fund incurred an excise tax expense of $4,565. As of September 30, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding

17

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% for Class AAA, Class A, Class C, and Class I shares, respectively. This arrangement is in effect through January 31, 2023. For the fiscal year ended September 30, 2022, the Adviser reimbursed the Fund in the amount of $149,730. In addition, the Fund has also agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayments, such adjusted annualized total operating expenses of the Fund would not exceed the foregoing expense limitations of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares. At September 30, 2022, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $314,947:

For the fiscal year ended September 30, 2021, expiring September 30, 2023	$165,217
For the fiscal year ended September 30, 2022, expiring September 30, 2024	149,730
$314,947

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2022, other than short term securities and U.S. Government obligations, aggregated $9,936,018 and $6,102,974, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2022, the Fund paid $4,751 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the fiscal year ended September 30, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,684.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the fiscal year ended September 30, 2022.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 1, 2023 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the fiscal year ended September 30, 2022, there were no borrowings under the line of credit.

18

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

8. Capital Stock. The Fund offers four classes of shares - Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2022 and 2021, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	62,953	$768,998	43,802	$484,049
Shares issued upon reinvestment of distributions	992	11,563	96	858
Shares redeemed	(75,197)	(891,856)	(2,821)	(31,121)
Net increase/(decrease)	(11,252)	$(111,295)	41,077	$453,786
Class A
Shares sold	187	$2,125	1,707	$18,743
Shares issued upon reinvestment of distributions	46	541	10	92
Shares redeemed	(1,438)	(18,117)	(10)	(83)
Net increase/(decrease)	(1,205)	$(15,451)	1,707	$18,752
Class C
Shares issued upon reinvestment of distributions	1	$15	1	$8
Net increase	1	$15	1	$8
Class I
Shares sold	199,044	$2,246,322	130,600	$1,318,396
Shares issued upon reinvestment of distributions	44,460	517,966	31,795	305,172
Shares redeemed	(22,453)	(229,647)	(7,406)	(78,716)
Net increase	221,051	$2,534,641	154,989	$1,544,852

9. Significant Shareholder. As of September 30, 2022, approximately 96.35% of the Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the Adviser and affiliates have voting control but disclaim pecuniary interest.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

19

The Gabelli Global Financial Services Fund

Notes to Financial Statements (Continued)

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

20

The Gabelli Global Financial Services Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Financial Services Fund

and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Financial Services Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York

November 29, 2022

21

The Gabelli Global Financial Services Fund

Liquidity Risk Managment Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 16, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

22

The Gabelli Global Financial Services Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and Officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Financial Services Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 80	Since 1991	31	Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 78	Since 1991	12	Former Senior Vice President of G.research, LLC (and its predecessor) (1991-2019)	—

INDEPENDENT DIRECTORS[5]:

Elizabeth C. Bogan Director Age: 78	Since 2019	12	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita[6] Director Age: 86	Since 1991	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 78	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 83	Since 1991	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

23

The Gabelli Global Financial Services Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
Kuni Nakamura Director Age: 54	Since 2009	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees; Trustee on Fordham Preparatory School Board of Trustees	—

Anthonie C. van Ekris[6] Director Age: 88	Since 1991	23	Chairman and Chief Executive Officer of BALMAC International, Inc.(global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 76	Since 2001	34	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)

Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

24

The Gabelli Global Financial Services Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President and Treasurer Age: 46	Since 2017	Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President Age: 69	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 63	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

25

The Gabelli Global Financial Services Fund

2022 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the fiscal year ended September 30, 2022, the Fund paid to shareholders ordinary income distributions totaling $0.2321, $0.2233, $0.1427, and $0.2516 per share for each of Class AAA, Class A, Class C, and Class I, respectively. For the fiscal year ended September 30, 2022, 65.86% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.06% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2022 which was derived from U.S. Treasury securities was 0.04%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Global Financial Services Fund did not meet this strict requirement in 2022. The percentage of U.S. Government securities held as of September 30, 2022 was none. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI GLOBAL FINANCIAL SERVICES FUND
One Corporate Center

Rye, NY 10580-1422

Portfolio Manager’s Biography

Ian Lapey joined Gabelli in October 2018 as a portfolio manager. Prior to joining Gabelli, Mr. Lapey was a research analyst and partner at Moerus Capital Management LLC. Prior to joining Moerus, he was a partner, research analyst, and a portfolio manager at Third Avenue Management. Mr. Lapey holds an MBA degree in Finance and Statistics from the Stern School of Business at New York University. He also holds a Master’s degree in Accounting from Northeastern University and a BA in Economics from Williams College.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio manager’s commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily
by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group, Inc.

Elizabeth C. Bogan
Senior Lecturer,
Princeton University

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer,
KeySpan Corp.

John D. Gabelli
Former Senior Vice President,
G.research, LLC

Robert J. Morrissey
Partner,
Morrissey, Hawkins & Lynch

Kuni Nakamura
President,
Advanced Polymer, Inc.

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President and Treasurer

Peter Goldstein
Secretary and Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager
Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Financial Services Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB3630Q322AR

GABELLI
FUNDS

THE GABELLI GLOBAL FINANCIAL SERVICES FUND

Annual Report
September 30, 2022

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $109,000 in 2021 and $113,400 in 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2021 and $0 in 2022.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,200 in 2021 and $15,200 in 2022. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $3,186 in 2021 and $2,662 in 2022. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)	(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $56,350 in 2021 and $59,750 in 2022.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not Applicable.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

The Gabelli Small Cap Growth Fund

Schedule of Investments — September 30, 2022

Shares		Cost	Market Value
	COMMON STOCKS — 100.0%
	Aerospace — 0.8%
250,000	Aerojet Rocketdyne Holdings Inc.†	$1,025,125	$9,997,500
30,500	Allied Motion Technologies Inc.	675,972	872,910
40,000	Innovative Solutions and Support Inc.†	130,088	345,200
5,700	Kratos Defense & Security Solutions Inc.†	104,692	57,912
		1,935,877	11,273,522
	Agriculture — 0.1%
10,000	Cadiz Inc.†	67,959	19,000
52,000	Limoneira Co.	882,774	685,360
		950,733	704,360
	Automotive — 0.2%
420,000	Iveco Group NV†	1,510,392	2,004,594
69,000	The Shyft Group Inc.	330,890	1,409,670
		1,841,282	3,414,264
	Automotive: Parts and Accessories — 3.4%
147,500	BorgWarner Inc.	691,208	4,631,500
846,000	Brembo SpA	1,564,227	7,043,394
94,022	China Automotive Systems Inc.†	443,798	374,208
75,000	Commercial Vehicle Group Inc.†	665,983	337,500
1,110,000	Dana Inc.	9,031,850	12,687,300
410,000	Modine Manufacturing Co.†	3,741,867	5,305,400
34,000	Monro Inc.	782,107	1,477,640
4,300	O’Reilly Automotive Inc.†	92,532	3,024,405
45,000	Puradyn Filter Technologies Inc.†	11,732	4
180,000	Standard Motor Products Inc.	1,353,308	5,850,000
245,660	Strattec Security Corp.†(a)	4,740,228	5,109,728
45,000	Tenneco Inc., Cl. A†	81,731	782,550
18,700	Thor Industries Inc.	173,180	1,308,626
19,000	Uni-Select Inc.†	150,898	501,770
		23,524,649	48,434,025
	Aviation: Parts and Services — 2.2%
20,000	AAR Corp.†	230,415	716,400
9,500	Astronics Corp.†	13,628	74,670
23,200	Astronics Corp., Cl. B†	38,561	185,832
48,000	Ducommun Inc.†	1,015,870	1,903,680
670,000	Kaman Corp.	9,964,092	18,713,100
89,000	Moog Inc., Cl. A	1,052,574	6,261,150
18,000	Moog Inc., Cl. B	621,230	1,278,000
21,500	Woodward Inc.	154,930	1,725,590
		13,091,300	30,858,422
Shares		Cost	Market Value
	Broadcasting — 2.0%
119,000	Beasley Broadcast Group Inc., Cl. A†	$449,276	$128,520
10,000	Cogeco Communications Inc.	340,851	522,025
24,000	Cogeco Inc.	632,315	957,324
196,500	Corus Entertainment Inc., Cl. B	719,327	335,715
39,500	Fox Corp., Cl. A	1,641,225	1,211,860
25,000	Gray Television Inc.	73,674	358,000
72,350	Gray Television Inc., Cl. A	386,480	939,103
260,000	ITV plc	503,009	166,286
13,000	Liberty Broadband Corp., Cl. A†	78,211	969,800
11,000	Liberty Broadband Corp., Cl. C†	57,595	811,800
20,000	Liberty Media Corp.- Liberty Formula One, Cl. A†	66,962	1,050,400
27,000	Liberty Media Corp.- Liberty Formula One, Cl. C†	91,359	1,579,500
64,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	214,254	2,436,480
34,452	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	294,602	1,299,185
92,340	Madison Square Garden Entertainment Corp.†	2,147,239	4,071,271
22,900	Nexstar Media Group Inc.	1,439,565	3,820,865
100,000	Salem Media Group Inc.†	0	174,000
260,000	Sinclair Broadcast Group Inc., Cl. A	4,290,348	4,703,400
480,000	Sirius XM Holdings Inc.	316,771	2,740,800
		13,743,063	28,276,334
	Building and Construction — 6.0%
79,000	Arcosa Inc.	942,643	4,517,220
200,000	Armstrong Flooring Inc.†	26,720	5,240
81,500	D.R. Horton Inc.	882,961	5,489,025
30,000	Gibraltar Industries Inc.†	602,890	1,227,900
237,500	Herc Holdings Inc.	7,774,176	24,671,500
120,000	KB Home	1,179,067	3,110,400
3,000	Legacy Housing Corp.†	38,431	51,450
374,000	Lennar Corp., Cl. B	8,997,736	22,256,740
95,500	MDC Holdings Inc.	1,748,559	2,618,610
14,000	Meritage Homes Corp.†	222,637	983,780
2,000	NVR Inc.†	1,386,843	7,974,160
119,000	PulteGroup Inc.	680,529	4,462,500
64,000	Titan Machinery Inc.†	1,057,708	1,808,640
136,000	Toll Brothers Inc.	2,379,957	5,712,000
		27,920,857	84,889,165
	Business Services — 2.5%
13,000	ACCO Brands Corp.	60,332	63,700

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2022

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Business Services (Continued)
530,000	Clear Channel Outdoor Holdings Inc.†	$1,017,610	$726,100
155,000	Diebold Nixdorf Inc.†	930,632	378,200
60,000	Element Solutions Inc.	537,606	976,200
13,000	GSE Systems Inc.†	18,200	11,700
196,000	IAA Inc.†	1,593,186	6,242,600
36,200	Live Nation Entertainment Inc.†	304,688	2,752,648
40,000	Loomis AB	402,123	988,318
16,000	McGrath RentCorp.	411,253	1,341,760
20,000	Sealed Air Corp.	587,044	890,200
69,000	Sohgo Security Services Co. Ltd.	799,632	1,735,369
50,000	Team Inc.†	63,745	53,000
338,000	The Interpublic Group of Companies Inc.	1,425,712	8,652,800
25,000	TransAct Technologies Inc.†	115,198	91,250
1,602,400	Trans-Lux Corp.†(a)	1,577,444	640,960
34,000	United Rentals Inc.†	209,146	9,184,080
		10,053,551	34,728,885
	Cable — 0.5%
52,500	AMC Networks Inc., Cl. A†	0	1,065,750
39,000	DISH Network Corp., Cl. A†	726,991	539,370
30,000	EchoStar Corp., Cl. A†	479,334	494,100
121,000	Liberty Global plc, Cl. A†	2,700,564	1,886,390
136,000	Liberty Global plc, Cl. C†	2,554,808	2,244,000
90,000	WideOpenWest Inc.†	760,756	1,104,300
		7,222,453	7,333,910
	Communications Equipment — 0.1%
85,000	Telesat Corp.†	1,252,811	663,850

	Computer Software and Services — 1.8%
78,000	Activision Blizzard Inc.	1,201,261	5,798,520
365,000	Alithya Group Inc., Cl. A†	1,092,879	704,450
10,000	I3 Verticals Inc., Cl. A†	243,267	200,300
11,800	MKS Instruments Inc.	204,606	975,152
28,000	Rockwell Automation Inc.	642,871	6,023,080
31,600	Tyler Technologies Inc.†	62,905	10,981,000
8,117	Vimeo Inc.†	5,162	32,468
		3,452,951	24,714,970
	Consumer Products — 1.9%
108,000	1-800-Flowers.com Inc., Cl. A†	1,106,719	700,920
67,000	Brunswick Corp.	1,342,085	4,385,150
32,000	Chofu Seisakusho Co. Ltd.	461,495	451,268
40,000	Church & Dwight Co. Inc.	68,083	2,857,600
27,000	Energizer Holdings Inc.	1,028,977	678,780
2,000	Harley-Davidson Inc.	4,713	69,760
44,000	Hunter Douglas NV†	1,771,857	7,537,760
Shares		Cost	Market Value
2,500	Kobayashi Pharmaceutical Co. Ltd.	$103,323	$146,480
3,800	LCI Industries	62,898	385,548
220,000	Marine Products Corp.	136,308	1,861,200
5,500	National Presto Industries Inc.	276,783	357,775
225,000	Sally Beauty Holdings Inc.†	1,550,370	2,835,000
215,000	Samick Musical Instruments Co. Ltd.	289,566	177,326
3,700	Shimano Inc.	414,540	581,345
10,000	Steven Madden Ltd.	21,602	266,700
65,000	Swedish Match AB	94,534	644,280
10,000	The Scotts Miracle-Gro Co.	174,942	427,500
9,500	WD-40 Co.	248,399	1,669,530
84,000	Wolverine World Wide Inc.	408,836	1,292,760
		9,566,030	27,326,682
	Consumer Services — 1.1%
53,000	Bowlin Travel Centers Inc.†	53,948	271,625
16,400	H&E Equipment Services Inc.	571,963	464,776
5,000	IAC Inc.†	11,719	276,900
180,000	KAR Auction Services Inc.†	893,854	2,010,600
343,000	Rollins Inc.	325,525	11,895,240
		1,857,009	14,919,141
	Diversified Industrial — 12.5%
10,000	Acuity Brands Inc.	94,378	1,574,700
52,000	Albany International Corp., Cl. A	1,008,878	4,099,160
192,500	Ampco-Pittsburgh Corp.†	955,813	708,400
65,700	Burnham Holdings Inc., Cl. A	1,109,922	855,743
357,500	Crane Holdings Co.	7,663,159	31,295,550
49,300	Distribution Solutions Group
	Inc.†	643,994	1,388,781
100,000	EnPro Industries Inc.	5,227,056	8,498,000
110,000	Greif Inc., Cl. A	2,079,606	6,552,700
96,362	Greif Inc., Cl. B	4,378,812	5,858,810
1,175,000	Griffon Corp.	11,846,530	34,686,000
20,000	Hyster-Yale Materials Handling Inc.	804,512	430,200
162,000	INNOVATE Corp.†	508,522	113,432
5,500	JSP Corp.	91,473	53,013
94,022	Kimball International Inc., Cl. B	877,562	591,398
89,017	L.B. Foster Co., Cl. A†	1,251,425	868,806
44,000	Lincoln Electric Holdings Inc.	1,125,965	5,531,680
36,500	Lindsay Corp.	757,268	5,229,720
38,000	Matthews International Corp., Cl. A	976,341	851,580
920,000	Myers Industries Inc.	12,634,530	15,152,400

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2022

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
74,007	Oil-Dri Corp. of America	$551,008	$1,790,969
13,000	Olin Corp.	203,184	557,440
320,000	Park-Ohio Holdings Corp.	2,947,314	3,619,200
12,500	Pentair plc	296,897	507,875
14,500	Roper Technologies Inc.	272,650	5,214,780
55,000	Sonoco Products Co.	1,585,365	3,120,150
51,000	Standex International Corp.	1,322,505	4,164,150
110,000	Steel Connect Inc.†	124,473	150,700
84,029	Steel Partners Holdings LP†	1,091,664	3,487,203
13,000	T. Hasegawa Co. Ltd.	236,725	269,467
7,000	Terex Corp.	166,670	208,180
339,000	Textron Inc.	2,053,938	19,750,140
397,995	Tredegar Corp.	5,847,581	3,757,073
227,000	Trinity Industries Inc.	2,582,107	4,846,450
		73,317,827	175,783,850
	Electronics — 3.0%
132,500	Badger Meter Inc.	1,673,949	12,241,675
211,500	Bel Fuse Inc., Cl. A(a)	3,977,515	5,911,425
457,500	CTS Corp.	3,894,763	19,054,875
35,000	Daktronics Inc.†	273,724	94,850
120,000	Gentex Corp.	1,305,089	2,860,800
20,000	IMAX Corp.†	158,565	282,400
30,000	Renesas Electronics Corp.†	194,117	249,154
63,000	Stoneridge Inc.†	312,595	1,067,850
		11,790,317	41,763,029
	Energy and Utilities — 3.0%
18,000	Avangrid Inc.	697,500	750,600
19,000	Callon Petroleum Co.†	384,635	665,190
10,000	Chesapeake Utilities Corp.	130,041	1,153,900
35,000	CMS Energy Corp.	164,801	2,038,400
20,000	Consolidated Water Co. Ltd.	233,823	307,600
38,000	Diamondback Energy Inc.	1,878,453	4,577,480
68,000	Dril-Quip Inc.†	1,799,333	1,327,360
74,000	Energy Recovery Inc.†	316,427	1,608,760
29,000	Landis+Gyr Group AG	1,762,989	1,581,230
23,500	Marathon Petroleum Corp.	115,179	2,334,255
3,500	Middlesex Water Co.	54,166	270,200
11,000	Northwest Natural Holding Co.	518,541	477,180
21,500	NorthWestern Corp.	582,609	1,059,520
9,500	Otter Tail Corp.	186,215	584,440
21,900	Pineapple Energy Inc.	474,405	19,038
1,790,000	RPC Inc.	770,420	12,404,700
20,000	Siemens Gamesa Renewable Energy SA†	117,491	351,348
87,000	SJW Group.	1,570,913	5,011,200
32,000	Southwest Gas Holdings Inc.	524,817	2,232,000
8,000	Spire Inc.	315,170	498,640
Shares		Cost	Market Value
33,200	The York Water Co.	$464,396	$1,275,876
19,556	TravelCenters of America Inc.†	634,595	1,054,655
55,000	Vestas Wind Systems A/S	94,711	1,026,705
		13,791,630	42,610,277
	Entertainment — 1.5%
76,500	Inspired Entertainment Inc.†	479,260	675,495
153,000	Liberty Media Corp.- Liberty Braves, Cl. A†	3,736,891	4,306,950
200,000	Liberty Media Corp.- Liberty Braves, Cl. C†	2,918,192	5,500,000
34,000	Madison Square Garden Sports Corp.†	186,907	4,646,440
68,000	Manchester United plc, Cl. A	1,016,968	902,360
7,800	Take-Two Interactive Software Inc.†	58,796	850,200
3,500	The Walt Disney Co.†	20,071	330,155
35,000	Universal Entertainment Corp.†	210,518	451,254
57,000	World Wrestling Entertainment Inc., Cl. A	600,726	3,999,690
		9,228,329	21,662,544
	Environmental Services — 0.6%
66,000	Republic Services Inc.	596,200	8,978,640

	Equipment and Supplies — 16.8%
17,500	A.O. Smith Corp.	35,875	850,150
398,200	AMETEK Inc.	677,573	45,159,862
56,000	AZZ Inc.	1,967,745	2,044,560
10,900	Chart Industries Inc.†	357,900	2,009,415
6,200	Chase Corp.	538,489	518,134
165,000	CIRCOR International Inc.†	2,623,796	2,720,850
316,500	Core Molding Technologies Inc.†	634,106	3,142,845
102,000	Crown Holdings Inc.	411,160	8,265,060
2,025	Danaher Corp.	13,122	523,037
100,000	Donaldson Co. Inc.	575,112	4,901,000
40,000	Entegris Inc.	170,580	3,320,800
215,500	Federal Signal Corp.	1,141,928	8,042,460
241,000	Flowserve Corp.	1,445,694	5,856,300
158,000	Franklin Electric Co. Inc.	616,384	12,910,180
438,000	Graco Inc.	2,435,487	26,258,100
34,000	IDEX Corp.	124,583	6,794,900
140,000	Interpump Group SpA	621,721	4,585,458
7,000	Littelfuse Inc.	56,940	1,390,830
110,000	Maezawa Kyuso Industries Co. Ltd.	359,609	680,232
60,000	Minerals Technologies Inc.	2,530,695	2,964,600
6,000	MSA Safety Inc.	179,592	655,680
613,000	Mueller Industries Inc.	15,754,320	36,436,720

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2022

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
335,000	Mueller Water Products Inc., Cl. A	$2,243,532	$3,440,450
3,500	Teleflex Inc.	53,317	705,110
169,500	Tennant Co.	2,846,578	9,586,920
744,000	The Gorman-Rupp Co.	11,389,014	17,699,760
92,000	The Greenbrier Companies Inc.	1,018,089	2,232,840
115,003	The L.S. Starrett Co., Cl. A†	840,851	1,015,477
50,000	The Manitowoc Co. Inc.†	519,076	387,500
50,000	The Middleby Corp.†	533,815	6,408,500
36,000	The Timken Co.	1,219,448	2,125,440
30,000	The Toro Co.	524,020	2,594,400
7,000	Valmont Industries Inc.	145,925	1,880,340
7,875	Watsco Inc., Cl. B	23,627	2,030,372
47,000	Watts Water Technologies Inc., Cl. A	892,108	5,909,310
		55,521,811	236,047,592
	Financial Services — 4.9%
8,240	Ameris Bancorp	71,898	368,410
23,500	Argo Group International Holdings Ltd.	455,083	452,610
12,000	Capitol Federal Financial Inc.	120,000	99,600
20,900	Crazy Woman Creek Bancorp Inc.	319,740	552,805
325,000	Energy Transfer LP	0	3,584,750
150	Farmers & Merchants Bank of Long Beach	1,004,895	1,188,750
335,450	Flushing Financial Corp.	5,505,473	6,497,667
66,000	FNB Corp.	659,922	765,600
190,000	GAM Holding AG†	585,291	177,156
278,000	Hope Bancorp Inc.	3,087,049	3,513,920
410,000	Huntington Bancshares Inc.	3,921,829	5,403,800
678,000	KKR & Co. Inc.	2,749,449	29,154,000
80,000	Medallion Financial Corp.	362,763	561,600
8,000	PROG Holdings Inc.†	5,116	119,840
84,000	Pzena Investment Management Inc., Cl. A	673,258	796,320
44,000	Sandy Spring Bancorp Inc.	1,491,612	1,551,440
17,500	Sculptor Capital Management Inc.	316,154	154,700
800	SouthState Corp.	58,904	63,296
41,000	Synovus Financial Corp.	1,049,450	1,537,910
16,000	TFS Financial Corp.	234,831	208,000
15,000	Thomasville Bancshares Inc.	570,703	970,500
230,000	Valley National Bancorp	1,437,500	2,484,000
34,308	Value Line Inc.	425,085	1,506,121
10,000	Waterloo Investment Holdings Ltd.†(b)	1,373	5,000
Shares		Cost	Market Value
164,000	Webster Financial Corp.	$3,663,033	$7,412,800
133,000	Wright Investors’ Service Holdings Inc.†	90,952	21,280
		28,861,363	69,151,875
	Food and Beverage — 6.8%
425,000	Arca Continental SAB de CV	763,179	3,060,118
14,000	BellRing Brands Inc.†	14,534	288,540
76,300	Brown-Forman Corp., Cl. A	421,420	5,154,828
40,000	Bull-Dog Sauce Co. Ltd.	95,622	503,006
900,000	China Tontine Wines Group Ltd.†	94,571	9,860
195,000	Chr. Hansen Holding A/S	8,106,517	9,633,691
275,500	Crimson Wine Group Ltd.†	2,412,562	1,749,425
220,000	Denny’s Corp.†	736,620	2,070,200
500,000	Dynasty Fine Wines Group Ltd.†	74,726	19,109
115,000	Farmer Brothers Co.†	924,420	539,350
410,000	Flowers Foods Inc.	974,474	10,122,900
114,000	ITO EN Ltd.	2,136,608	4,615,767
46,000	Iwatsuka Confectionery Co. Ltd.	1,584,932	1,285,635
23,000	J & J Snack Foods Corp.	509,737	2,977,810
106,000	Kameda Seika Co. Ltd.	4,258,924	3,361,708
240,000	Kikkoman Corp.	1,630,295	13,597,734
665,000	Maple Leaf Foods Inc.	11,568,939	9,936,367
6,000	MEIJI Holdings Co. Ltd.	117,526	266,565
13,400	MGP Ingredients Inc.	15,764	1,422,544
62,000	Morinaga Milk Industry Co. Ltd.	1,182,249	1,822,774
7,500	National Beverage Corp.	330,160	289,050
43,500	Nissin Foods Holdings Co. Ltd.	1,444,598	3,026,636
13,500	Post Holdings Inc.†	37,686	1,105,785
60,000	Rock Field Co. Ltd.	402,002	604,850
2,400	The Boston Beer Co. Inc., Cl. A†	250,718	776,760
57,000	The J.M. Smucker Co.	1,318,101	7,832,370
625,000	Tingyi (Cayman Islands) Holding Corp.	1,326,207	1,078,074
35,000	Tootsie Roll Industries Inc.	291,430	1,164,800
370,000	Vina Concha y Toro SA	676,677	419,304
950,000	Vitasoy International Holdings Ltd.†	542,729	1,182,409
20,000	Willamette Valley Vineyards Inc.†	73,225	123,400
100,000	Yakult Honsha Co. Ltd.	2,378,861	5,810,820
		46,696,013	95,852,189
	Health Care — 5.0%
1,400	Align Technology Inc.†	9,766	289,954
6,700	Bio-Rad Laboratories Inc., Cl. A†	283,604	2,794,838

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2022

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
13,500	Bruker Corp.	$107,977	$716,310
900	Chemed Corp.	12,358	392,904
21,500	CONMED Corp.	441,065	1,723,655
32,000	Covetrus Inc.†	153,127	668,160
400,000	Cutera Inc.†	4,959,093	18,240,000
50,000	Dexcom Inc.†	68,464	4,027,000
10,000	Evolent Health Inc., Cl. A†	103,500	359,300
7,000	Global Blood Therapeutics Inc.†	232,838	476,700
150,000	Globus Medical Inc., Cl. A†	3,358,348	8,935,500
70,500	Henry Schein Inc.†	483,808	4,636,785
28,000	ICU Medical Inc.†	892,631	4,216,800
33,200	Masimo Corp.†	795,375	4,686,512
70,000	Meridian Bioscience Inc.†	1,056,258	2,207,100
45,000	Neogen Corp.†	430,861	628,650
4,000	NeoGenomics Inc.†	49,880	34,440
38,000	Neuronetics Inc.†	356,564	120,840
90,000	NuVasive Inc.†	2,261,410	3,942,900
200,000	OPKO Health Inc.†	497,678	378,000
129,000	Orthofix Medical Inc.†	2,865,834	2,465,190
17,000	Patterson Cos. Inc.	369,442	408,340
24,000	Seikagaku Corp.	280,995	137,801
23,800	STERIS plc	1,132,412	3,957,464
19,000	Straumann Holding AG	170,618	1,768,481
3,000	Stryker Corp.	142,188	607,620
700	Surgalign Holdings Inc.†	74,676	2,436
30,000	SurModics Inc.†	608,729	912,000
22,500	Teladoc Health Inc.†	746,163	570,375
100	The Cooper Companies Inc.	3,627	26,390
38,000	United-Guardian Inc.	332,419	431,680
		23,281,708	70,764,125
	Home Furnishings — 0.3%
161,500	Bassett Furniture Industries Inc.	1,528,689	2,532,320
5,000	Ethan Allen Interiors Inc.	116,387	105,700
70,000	La-Z-Boy Inc.	1,140,328	1,579,900
		2,785,404	4,217,920
	Hotels and Gaming — 4.4%
54,000	Boyd Gaming Corp.	230,415	2,573,100
191,040	Canterbury Park Holding Corp.	1,967,489	4,254,461
98,000	Churchill Downs Inc.	864,402	18,046,700
120,000	Formosa International Hotels Corp.	775,629	723,802
530,000	Full House Resorts Inc.†	1,541,909	2,978,600
48,508	Gaming and Leisure Properties Inc., REIT	388,133	2,145,994
750,000	Genting Singapore Ltd.	688,148	409,922
93,000	Golden Entertainment Inc.†	722,120	3,244,770
Shares		Cost	Market Value
2,500,000	Mandarin Oriental International Ltd.†	$3,339,115	$4,700,000
3,500	Penn Entertainment Inc.†	15,199	96,285
252,000	Ryman Hospitality Properties Inc., REIT	4,066,941	18,544,680
2,500,000	The Hongkong & Shanghai Hotels Ltd.†	2,476,225	2,165,702
129,000	The Marcus Corp.	1,373,592	1,791,810
13,500	Wynn Resorts Ltd.†	0	850,905
		18,449,317	62,526,731
	Machinery — 2.4%
336,000	Astec Industries Inc.	11,735,785	10,479,840
1,420,000	CNH Industrial NV	3,654,806	15,861,400
95,000	Kennametal Inc.	1,788,710	1,955,100
5,000	Nordson Corp.	83,104	1,061,350
160,000	The Eastern Co.	3,114,959	2,776,000
103,057	Twin Disc Inc.†	1,120,777	1,182,064
		21,498,141	33,315,754
	Manufactured Housing and Recreational Vehicles — 1.6%
69,500	Cavco Industries Inc.†	1,374,753	14,300,320
71,000	Nobility Homes Inc.	803,188	1,721,750
81,500	Skyline Champion Corp.†	471,554	4,308,905
51,500	Winnebago Industries Inc.	584,494	2,740,315
		3,233,989	23,071,290
	Metals and Mining — 0.0%
45,000	Ivanhoe Mines Ltd., Cl. A†	117,783	289,608
95,000	Kinross Gold Corp.	412,123	357,200
		529,906	646,808
	Publishing — 0.8%
2,500	Graham Holdings Co., Cl. B	1,163,667	1,344,950
5,000	John Wiley & Sons Inc., Cl. B	19,375	189,050
34,000	News Corp., Cl. A	48,038	513,740
775,000	The E.W. Scripps Co., Cl. A†	4,022,887	8,734,250
		5,253,967	10,781,990
	Real Estate — 2.7%
78,500	Capital Properties Inc., Cl. A	935,416	898,825
7,567	Gyrodyne LLC†	208,654	75,973
249,000	Indus Realty Trust Inc., REIT	4,282,484	13,040,130
17,500	Lamar Advertising Co., Cl. A, REIT	91,707	1,443,575
89,800	Morguard Corp.	1,138,278	7,090,517
15,000	Reading International Inc., Cl. A†	90,420	49,350
4,000	Reading International Inc., Cl. B†	77,243	74,800
31,500	Seritage Growth Properties, Cl. A, REIT†	415,422	284,130

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2022

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Real Estate (Continued)
136,600	Tejon Ranch Co.†	$3,028,966	$1,967,040
387,500	The St. Joe Co.	5,949,955	12,411,625
92,000	Trinity Place Holdings Inc.†	311,544	81,181
		16,530,089	37,417,146
	Retail — 5.9%
121,000	AutoNation Inc.†	1,947,298	12,326,270
9,000	Big 5 Sporting Goods Corp.	53,145	96,660
900	Biglari Holdings Inc., Cl. A†	548,428	529,880
84,000	Copart Inc.†	707,140	8,937,600
523	Hertz Global Holdings Inc.†	5,957	8,515
222,500	Ingles Markets Inc., Cl. A	2,886,793	17,624,225
30,000	Lands' End Inc.†	395,280	231,600
70,000	Movado Group Inc.	1,036,083	1,972,600
157,000	Nathan's Famous Inc.	264,162	9,996,190
71,000	Penske Automotive Group Inc.	1,036,332	6,988,530
93,000	Pets at Home Group plc	159,631	274,135
336,500	Rush Enterprises Inc., Cl. B	2,398,027	16,121,715
10,000	Salvatore Ferragamo SpA	198,277	141,715
10,000	The Cheesecake Factory Inc.	93,274	292,800
30,200	Tractor Supply Co.	258,979	5,613,576
59,700	Village Super Market Inc., Cl. A	1,461,768	1,154,001
6,700	Vroom Inc.†	9,279	7,772
600	Winmark Corp.	41,191	129,804
		13,501,044	82,447,588
	Specialty Chemicals — 2.0%
3,200	Albemarle Corp.	47,663	846,208
28,000	Ashland Inc.	210,127	2,659,160
248,000	H.B. Fuller Co.	2,785,028	14,904,800
37,500	Hawkins Inc.	640,205	1,462,125
42,000	Huntsman Corp.	199,389	1,030,680
5,600	NewMarket Corp.	561,284	1,684,648
8,400	Quaker Chemical Corp.	128,365	1,212,792
33,000	Sensient Technologies Corp.	638,601	2,288,220
2,500	Takasago International Corp.	66,073	45,723
91,200	The General Chemical Group Inc.†(b)	1,185	0
95,000	Valvoline Inc.	275,086	2,407,300
		5,553,006	28,541,656
	Telecommunications — 0.8%
32,000	Consolidated Communications Holdings Inc.†	176,425	133,120
61,000	Gogo Inc.†	292,823	739,320
3,500	IDT Corp., Cl. B†	11,346	86,905
60,000	Iridium Communications Inc.†	531,827	2,662,200
Shares		Cost	Market Value
86,000	Nuvera Communications Inc.	$634,234	$1,612,500
82,000	Rogers Communications Inc., Cl. B	293,920	3,160,280
109,500	Shenandoah Telecommunications Co.	896,203	1,863,690
830,000	VEON Ltd., ADR†	1,409,012	265,600
		4,245,790	10,523,615
	Transportation — 2.3%
362,700	GATX Corp.	10,296,282	30,883,905
18,600	Irish Continental Group plc	13,660	70,181
125,053	Navigator Holdings Ltd.†	1,200,727	1,431,857
		11,510,669	32,385,943
	Wireless Communications — 0.1%
25,000	United States Cellular Corp.†	876,740	650,750

	TOTAL COMMON STOCKS	483,465,826	1,406,678,842

	CLOSED-END FUNDS 0.1%
56,000	The Central Europe, Russia, and Turkey Fund Inc.	1,134,507	370,160
32,729	The European Equity Fund Inc.	325,355	203,250
113,400	The New Germany Fund Inc.	1,537,910	789,264
		2,997,772	1,362,674
	TOTAL CLOSED-END FUNDS	2,997,772	1,362,674

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
87,000	Jungheinrich AG	594,435	1,782,025

	RIGHTS — 0.0%
	Communications Equipment — 0.0%
60,500	Pineapple Energy Inc., CVR†	0	213,565

	WARRANTS — 0.0%
	Business Services — 0.0%
1	Internap Corp., expire 05/08/24†(b)	0	652

See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2022

Shares		Cost	Market Value
	WARRANTS (Continued)
	Diversified Industrial — 0.0%
140,000	Ampco-Pittsburgh Corp., expire 08/01/25†	$95,648	$37,772

	TOTAL WARRANTS	95,648	38,424

	TOTAL MISCELLANEOUS INVESTMENTS — 0.5%(c)	1,890,321	6,759,340

	TOTAL INVESTMENTS — 100.7%	$489,044,002	1,416,834,870

	Other Assets and Liabilities (Net) — (0.7)%		(9,860,735)

	NET ASSETS — 100.0%		$1,406,974,135

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	Represents undisclosed, unrestricted securities which the Fund has held for less than one year.

†	Non-income producing security.

ADR	American Depositary Receipt
CVR	Contingent Value Right
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Small Cap Growth Fund
and the Board of Directors of Gabelli Equity Series Funds, Inc.

Opinion on the Financial Statements and Schedule of Investments in Securities

We have audited the accompanying statement of assets and liabilities of The Gabelli Small Cap Growth Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the summary schedule of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR), and the schedule of investments as of September 30, 2022 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and schedule of investments present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and schedule of investments are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements and schedule of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedule of investments are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and schedule of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and schedule of investments. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and schedule of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York
November 29, 2022

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Equity Series Funds, Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	December 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	December 5, 2022

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	December 5, 2022

* Print the name and title of each signing officer under his or her signature.